UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08748

Wanger Advisors Trust

(Exact name of registrant as specified in charter)

227 W. Monroe Street

Suite 3000

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mary C. Moynihan

Perkins Coie LLP

700 13th Street, NW

Suite 600

Washington, DC 20005

Paul B. Goucher, Esq.

Columbia Management Investment Advisers, LLC

100 Park Avenue

New York, New York 10017

P. Zachary Egan

Columbia Acorn Trust

227 West Monroe Street, Suite 3000

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 634-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
December 31, 2016
WANGER USA
Managed by Columbia Wanger Asset Management, LLC
Not FDIC Insured • No bank guarantee • May lose value

WANGER USA  |  Annual Report 2016

Fund at a Glance
Investment objective
Wanger USA (the Fund) seeks long-term capital appreciation.
Portfolio management
Matthew A. Litfin
Lead Portfolio Manager
William J. Doyle
Co-Portfolio Manager
Average annual total returns (%) (for the period ended December 31, 2016)
	Inception	1 Year	5 Years	10 Years	Life
Wanger USA	05/03/95	13.69	13.71	7.42	11.51
Russell 2000 Index		21.31	14.46	7.07	9.27
Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit investor.columbiathreadneedleus.com.
Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
The Fund’s annual operating expense ratio of 1.01% is stated as of the Fund’s prospectus dated May 1, 2016, and differences in expense ratios disclosed elsewhere in this report may result from the reflection of fee waivers and/or expense reimbursements as well as different time periods used in calculating the ratios.
All results shown assume reinvestment of distributions.
The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.
Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
Wanger USA | Annual Report 2016	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 3, 1995 — December 31, 2016)
This graph compares the results of $10,000 invested in Wanger USA on May 3, 1995 (the date the Fund began operations) through December 31, 2016 to the Russell 2000 Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in the index.
Top ten holdings (%) (at December 31, 2016)
Toro Co. (The) Turf Maintenance Equipment	2.2
LCI Industries RV & Manufactured Home Components	2.1
Camping World Holdings, Inc., Class A RV-centric Retail Stores & Services	2.1
LegacyTexas Financial Group, Inc. Texas Thrift	1.9
Dorman Products, Inc. Aftermarket Auto Parts Distributor	1.9
j2 Global, Inc. Communication Technology & Digital Media	1.9
Papa John’s International, Inc. Franchisor of Pizza Restaurants	1.8
AMN Healthcare Services, Inc. Temporary Healthcare Staffing	1.8
Lakeland Financial Corp. Indiana Bank	1.7
ANSYS, Inc. Simulation Software for Engineers & Designers	1.7
Percentages indicated are based upon total investments (excluding Money Market Funds and Securities Lending Collateral).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments."
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2016)
Common Stocks	94.8
Money Market Funds	2.8
Securities Lending Collateral	2.4
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2016)
Consumer Discretionary	19.5
Consumer Staples	1.4
Energy	2.5
Financials	15.3
Health Care	25.1
Industrials	15.9
Information Technology	18.0
Real Estate	2.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Wanger USA | Annual Report 2016

Manager Discussion of Fund Performance
Matthew A. Litfin
Lead Portfolio Manager
William J. Doyle
Co-Portfolio Manager
Wanger USA gained 13.69% in 2016, a strong absolute return but short of the 21.31% gain of the Fund’s primary benchmark, the Russell 2000 Index. The difference was largely due to the benchmark’s exposure to value stocks, which led market performance for much of the year but aren’t a focus of the Fund’s small-cap growth strategy. Comparing to the Fund’s growth-oriented Morningstar US Insurance Small Growth peer group, Wanger USA surpassed the category average return of 11.12% for the year.
Health care names were prominent among the Fund’s detractors. Celldex Therapeutics, a biotech developing cancer drugs, was sold in the first quarter but ranked as the Fund’s worst detractor for the year, falling 78% in the Fund. The company’s brain cancer drug failed a Phase III trial early in the year and the stock declined on the news. Orphan drug developer Ultragenyx Pharmaceutical and Akorn, a developer, manufacturer and distributor of specialty generic drugs, both ended the year down roughly 40%. Political uncertainty following the election brought down the sector, as did increased concerns regarding drug pricing pressures. The Fund’s stock selection in health care was strong relative to the benchmark, but its large overweight in a down year was a negative.
The top-contributing sector to Fund performance for the year was consumer discretionary. The Fund’s overweight position in the sector gained 24%, nearly doubling the benchmark’s 13% return in the sector. LCI Industries (formerly Drew Industries), a provider of recreational vehicles (RVs) and manufactured home components, gained 78% as the company continued to benefit from market-share gains amid robust RV end-market demand, combined with its efficient manufacturing processes. Within the same industry, we participated in the October initial public offering of Camping World, a chain of RV-centric retail stores and related services provider. The stock got off to a strong start, ending the year up 41%. The RV market is one of the bright spots in the consumer discretionary space and has not shown signs of slowing yet. We believe Camping World has solid prospects for sales growth and margin expansion. Papa John’s International, a franchisor of pizza restaurants, was also a leader for the year in the sector, gaining 54% as the company took share in the pizza industry with its effective digital platform and marketing strategy, which drove strong earnings.
Over the past year, we made significant changes to Wanger USA. We added over 60 new ideas to the Fund, focusing on companies that have high and steady returns on invested capital. We also reduced the weighted average market cap of the Fund by focusing our additions to the portfolio on small-cap growth names. Overall, the Fund increased its exposure to the health care and consumer discretionary sectors in 2016 and reduced its exposure to industrials, as we gravitated to companies that we believe are less cyclical, have sustainable growth outlooks and have the ability to control their own destinies. While health care struggled late in the year, we are finding compelling valuations and investment opportunities in the sector in areas that we believe are unlikely to be greatly impacted by changes proposed by the new administration.
Going into 2017, it appears that there is significant economic momentum. U.S. gross domestic product growth looks encouraging, though it was down somewhat in the fourth quarter of 2016. Consumer spending has been strong, and the market is beginning to price in apparent optimism around potential regulatory changes. In our opinion, a more business-friendly environment should be beneficial to the high-quality, small-cap growth companies held in Wanger USA, as should a transition in equity markets from being interest-rate driven to being earnings driven.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector.

Wanger USA | Annual Report 2016	5

Understanding Your Fund’s Expenses
As a shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees and other expenses for Wanger USA (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
July 1, 2016 — December 31, 2016
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger USA	1,000.00	1,000.00	1,117.50	1,020.05	5.24	5.00	0.99
Expenses paid during the period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund’s most recent fiscal half-year and divided by 366.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.
6	Wanger USA | Annual Report 2016

Portfolio of Investments
December 31, 2016
Common Stocks 97.8%
Issuer	Shares	Value ($)
Consumer Discretionary 19.0%
Auto Components 4.8%
Dorman Products, Inc.(a) Aftermarket Auto Parts Distributor	170,554	12,460,675
Gentex Corp. Manufacturer of Auto Parts	287,392	5,658,749
LCI Industries RV & Manufactured Home Components	129,308	13,932,937
Total		32,052,361
Distributors 0.9%
Pool Corp. Swimming Pool Supplies & Equipment Distributor	58,527	6,106,707
Diversified Consumer Services 1.6%
Bright Horizons Family Solutions, Inc.(a) Child Care/Preschool Services	97,884	6,853,838
ServiceMaster Global Holdings, Inc.(a) Pest & Termite Control, Home Warranty & Other Home Services	99,675	3,754,757
Total		10,608,595
Hotels, Restaurants & Leisure 4.4%
Papa John’s International, Inc. Franchisor of Pizza Restaurants	138,112	11,819,625
Texas Roadhouse, Inc. Rural-focused Full Service Steakhouse	204,154	9,848,389
Vail Resorts, Inc. Ski Resort Operator & Developer	21,236	3,425,579
Zoe’s Kitchen, Inc.(a),(b) Fast, Casual Mediterranean Food	168,746	4,048,217
Total		29,141,810
Household Durables 2.6%
Cavco Industries, Inc.(a) Manufactured Homes	88,486	8,835,327
iRobot Corp.(a) Home Robots (Vacuums, Pool Cleaners) & Battlefield Reconnaissance Robots	139,396	8,147,696
Total		16,983,023
Leisure Products 1.5%
Brunswick Corp. Boats, Boat Engines, Exercise & Bowling Equipment	188,043	10,255,865
Common Stocks (continued)
Issuer	Shares	Value ($)
Specialty Retail 3.2%
Camping World Holdings, Inc., Class A RV-centric Retail Stores & Services	412,498	13,443,310
Five Below, Inc.(a) Low-price Specialty Retailer Targeting Pre-Teens, Teens & Parents	106,908	4,272,044
Monro Muffler Brake, Inc. Automotive Services	63,662	3,641,466
Total		21,356,820
Total Consumer Discretionary		126,505,181
Consumer Staples 1.4%
Household Products 1.4%
WD-40 Co. Manufacturer of Industrial Lubrications	78,157	9,136,553
Total Consumer Staples		9,136,553
Energy 2.5%
Energy Equipment & Services 1.3%
Core Laboratories NV Oil & Gas Reservoir Consulting	43,178	5,183,087
Frank’s International NV(b) Global Provider of Casing Running Services Post Drilling of Wells	287,113	3,534,361
Total		8,717,448
Oil, Gas & Consumable Fuels 1.2%
Carrizo Oil & Gas, Inc.(a) Oil & Gas Producer	95,787	3,577,645
PDC Energy, Inc.(a) Oil & Gas Producer in the United States	54,785	3,976,295
Total		7,553,940
Total Energy		16,271,388
Financials 14.9%
Banks 11.7%
Associated Banc-Corp. Midwest Bank	328,176	8,105,947
First Busey Corp. Illinois Bank	335,458	10,325,397
Great Southern Bancorp, Inc. Heartland Bank	93,635	5,117,153
Lakeland Financial Corp. Indiana Bank	240,070	11,369,715
LegacyTexas Financial Group, Inc. Texas Thrift	291,787	12,564,348

The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger USA | Annual Report 2016	7

Portfolio of Investments  (continued)
December 31, 2016
Common Stocks (continued)
Issuer	Shares	Value ($)
MB Financial, Inc. Chicago Bank	198,433	9,371,991
Sandy Spring Bancorp, Inc. Baltimore & Washington, D.C. Bank	175,120	7,003,049
SVB Financial Group(a) Bank to Venture Capitalists	56,463	9,692,439
Trico Bancshares California Central Valley Bank	122,157	4,175,326
Total		77,725,365
Capital Markets 2.7%
MarketAxess Holdings, Inc. Bond Exchange	21,187	3,112,794
OM Asset Management PLC Asset Manager Holding Company	671,153	9,731,719
SEI Investments Co. Mutual Fund Administration & Investment Management	109,429	5,401,415
Total		18,245,928
Insurance 0.5%
Allied World Assurance Co. Holdings AG Commercial Lines Insurance/Reinsurance	61,337	3,294,410
Total Financials		99,265,703
Health Care 24.6%
Biotechnology 4.6%
Agios Pharmaceuticals, Inc.(a),(b) Biotech Focused on Cancer & Orphan Diseases	94,140	3,928,462
Clovis Oncology, Inc.(a),(b) Pre-commercial Biotech Company	81,891	3,637,598
Exact Sciences Corp.(a),(b) Molecular Diagnostics	373,827	4,994,329
Genomic Health, Inc.(a) Cancer Diagnostics	138,767	4,078,362
Ligand Pharmaceuticals, Inc.(a) Royalties from Licensing Drug Delivery Technology	38,426	3,904,466
Repligen Corp.(a) Supplier to Biopharma Industry	128,384	3,956,795
Seattle Genetics, Inc.(a) Antibody-based Therapies for Cancer	53,606	2,828,788
Ultragenyx Pharmaceutical, Inc.(a) Biotech Focused on "Ultra-Orphan" Drugs	45,480	3,197,699
Total		30,526,499
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 7.5%
ABIOMED, Inc.(a) Medical Devices for Cardiac Conditions	29,362	3,308,510
Endologix, Inc.(a) Minimally Invasive Treatment of Abdominal Aortic Aneurysm	660,630	3,778,804
iRhythm Technologies, Inc.(a) Cardiac Arrhythmia Monitoring Devices & Services	238,034	7,141,020
LeMaitre Vascular, Inc. Medical Devices for Peripheral Vascular Disease	383,293	9,712,645
Masimo Corp.(a) Pulse Oximetry Monitors (Blood Oxygen Levels)	100,543	6,776,598
Natus Medical, Inc.(a) Neuro-diagnostic & Newborn Care Products	254,144	8,844,211
West Pharmaceutical Services, Inc. Components & Systems for Injectable Drug Delivery	68,349	5,798,046
Zeltiq Aesthetics, Inc.(a) Systems & Consumables for Aesthetics	107,124	4,662,036
Total		50,021,870
Health Care Providers & Services 6.7%
AMN Healthcare Services, Inc.(a) Temporary Healthcare Staffing	304,163	11,695,067
HealthSouth Corp. Inpatient Rehabilitation Facilities & Home Health Care	192,634	7,944,226
Mednax, Inc.(a) Physician Management for Pediatric & Anesthesia Practices	151,538	10,101,523
Team Health Holdings, Inc.(a) Healthcare Professionals Outsourcing	163,632	7,109,811
VCA, Inc.(a) Animal Hospitals & Laboratory Services	112,079	7,694,223
Total		44,544,850
Health Care Technology 2.1%
Computer Programs & Systems, Inc.(b) IT Systems & Services for Health Care Providers	216,377	5,106,497
Evolent Health, Inc., Class A(a) IT & Services Vendor for Hospitals	198,658	2,940,138
Medidata Solutions, Inc.(a) Cloud-based Software for Drug Studies	112,104	5,568,206
Total		13,614,841

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Wanger USA | Annual Report 2016

Portfolio of Investments  (continued)
December 31, 2016
Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services 3.0%
Bio-Techne Corp. Maker of Consumables & Systems for the Life Science Market	97,609	10,037,134
Cambrex Corp.(a) Active Pharmaceutical Ingredients for Small Molecule Drugs	116,759	6,299,148
VWR Corp.(a) Distributor of Lab Supplies	133,837	3,349,940
Total		19,686,222
Pharmaceuticals 0.7%
Akorn, Inc.(a) Developer, Manufacturer & Distributor of Specialty Generic Drugs	216,967	4,736,390
Total Health Care		163,130,672
Industrials 15.6%
Aerospace & Defense 2.8%
Astronics Corp.(a) Designer & Manufacturer of Aircraft Electrical Components & Testing Equipment	126,858	4,292,875
Astronics Corp., Class B(a) Designer & Manufacturer of Aircraft Electrical Components & Testing Equipment	19,028	641,243
HEICO Corp., Class A FAA-Approved Aircraft Replacement Parts	105,800	7,183,820
Taser International, Inc.(a) Manufacturer of Electrical Weapons & Body Cameras	263,326	6,383,022
Total		18,500,960
Commercial Services & Supplies 4.8%
Copart, Inc.(a) Auto Salvage Services	103,414	5,730,170
Healthcare Services Group, Inc. Outsourced Services to Long-term Care Industry	87,487	3,426,866
Knoll, Inc. Office & Residential Furniture	262,702	7,337,267
Ritchie Bros. Auctioneers, Inc. Heavy Equipment Auctioneer	151,423	5,148,382
Unifirst Corp. Uniform Rental	72,993	10,485,444
Total		32,128,129
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 4.9%
ESCO Technologies, Inc. Industrial Filtration & Advanced Measurement Equipment	61,760	3,498,704
Middleby Corp. (The)(a) Manufacturer of Cooking Equipment	34,778	4,479,754
Nordson Corp. Dispensing Systems for Adhesives & Coatings	55,659	6,236,591
Oshkosh Corp. Specialty Truck Manufacturer	58,696	3,792,349
Toro Co. (The) Turf Maintenance Equipment	255,118	14,273,852
Total		32,281,250
Professional Services 2.2%
ICF International, Inc.(a) Professional Service Company	73,767	4,071,938
Wageworks, Inc.(a) Healthcare Consumer Directed Benefits & Commuter Account Management	144,995	10,512,138
Total		14,584,076
Trading Companies & Distributors 0.9%
Watsco, Inc. HVAC Distribution	42,031	6,225,632
Total Industrials		103,720,047
Information Technology 17.6%
Electronic Equipment, Instruments & Components 1.0%
IPG Photonics Corp.(a) Fiber Lasers	65,168	6,432,733
Internet Software & Services 6.9%
CoStar Group, Inc.(a) Commercial Real Estate Data Aggregator & Web Marketing for Retail Landlords	56,419	10,634,417
j2 Global, Inc. Communication Technology & Digital Media	147,349	12,053,148
Mimecast Ltd.(a) Cyber Security, Continuity & Archiving Software	276,722	4,953,324
NIC, Inc. Government Web Portal Development & Management Outsourcing	289,260	6,913,314
Nutanix, Inc., Class A(a),(b) Software Company Selling Hyper-converged Infrastructure Appliances	120,000	3,187,200

The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger USA | Annual Report 2016	9

Portfolio of Investments  (continued)
December 31, 2016
Common Stocks (continued)
Issuer	Shares	Value ($)
Q2 Holdings, Inc.(a) Online & Mobile Banking Software	126,637	3,653,478
SPS Commerce, Inc.(a) Supply Chain Management Software Delivered via the Web	63,646	4,448,219
Total		45,843,100
IT Services 3.0%
CoreLogic, Inc.(a) Data Processing Services for Real Estate, Insurance & Mortgages	85,048	3,132,318
ExlService Holdings, Inc.(a) Business Process Outsourcing	65,532	3,305,434
MAXIMUS, Inc. Outsourcer for Government Program Administration	157,928	8,810,803
WNS Holdings Ltd., ADR(a) Offshore Business Process Outsourcing Services	183,040	5,042,752
Total		20,291,307
Semiconductors & Semiconductor Equipment 1.2%
Monolithic Power Systems, Inc. High Performance Analog & Mixed Signal Integrated Circuits	97,373	7,977,770
Software 5.5%
ANSYS, Inc.(a) Simulation Software for Engineers & Designers	120,020	11,100,650
Apptio, Inc., Class A(a) Software for Managing IT Spending	171,584	3,179,452
Blackline, Inc.(a) Accounting Software	112,789	3,116,360
Guidewire Software, Inc.(a) Software for Global Property & Casualty Insurance Carriers	65,907	3,251,192
Manhattan Associates, Inc.(a) Supply Chain Management Software & Services	117,592	6,235,904
Qualys, Inc.(a) Security Software Delivered Via the Cloud	204,090	6,459,448
Tyler Technologies, Inc.(a) Financial, Tax, Court & Document Management Systems for Local Governments	22,417	3,200,475
Total		36,543,481
Total Information Technology		117,088,391
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 2.2%
Equity Real Estate Investment Trusts (REITS) 0.8%
UMH Properties, Inc. Owner & Operator of Manufactured Home Parks	357,422	5,379,201
Real Estate Management & Development 1.4%
Colliers International Group, Inc. Real Estate Services	124,397	4,571,590
FirstService Corp. Residential Property Management & Housing Related Services	102,106	4,847,993
Total		9,419,583
Total Real Estate		14,798,784
Total Common Stocks (Cost: $469,962,479)		649,916,719

Securities Lending Collateral 2.4%
	Shares	Value ($)
Dreyfus Government Cash Management Fund, Institutional Shares, (7 day yield of 0.450%)(c)	16,178,846	16,178,846
Total Securities Lending Collateral (Cost: $16,178,846)		16,178,846

Money Market Funds 3.0%

JPMorgan U.S. Government Money Market Fund, Agency Shares, (7 day yield of 0.345%)	19,564,974	19,564,974
Total Money Market Funds (Cost: $19,564,974)		19,564,974
Total Investments (Cost $505,706,299)		685,660,539
Obligation to Return Collateral for Securities Loaned		(16,178,846)
Other Assets & Liabilities, Net		(5,245,976)
Net Assets		$664,235,717

Notes to portfolio of investments
(a)	Non-income producing security.
(b)	All or a portion of this security was on loan at December 31, 2016. The total market value of securities on loan at December 31, 2016 was $15,694,712.
(c)	Investment made with cash collateral received from securities lending activity.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Wanger USA | Annual Report 2016

Portfolio of Investments  (continued)
December 31, 2016
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
•	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Committee is responsible for applying the Wanger Advisors Trust’s Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund’s securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2016:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	126,505,181	—	—	—	126,505,181
Consumer Staples	9,136,553	—	—	—	9,136,553
Energy	16,271,388	—	—	—	16,271,388
Financials	99,265,703	—	—	—	99,265,703
Health Care	163,130,672	—	—	—	163,130,672
Industrials	103,720,047	—	—	—	103,720,047
Information Technology	117,088,391	—	—	—	117,088,391
Real Estate	14,798,784	—	—	—	14,798,784
Total Common Stocks	649,916,719	—	—	—	649,916,719
Securities Lending Collateral	16,178,846	—	—	—	16,178,846
Money Market Funds	19,564,974	—	—	—	19,564,974
Total Investments	685,660,539	—	—	—	685,660,539
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger USA | Annual Report 2016	11

Statement of Assets and Liabilities
December 31, 2016
Assets
Investments, at cost
Unaffiliated issuers, at cost	$505,706,299
Total investments, at cost	505,706,299
Investments, at value
Unaffiliated issuers, at value (including securities on loan: $15,694,712)	685,660,539
Total investments, at value	685,660,539
Receivable for:
Investments sold	15,156,752
Capital shares sold	131,331
Dividends	225,876
Securities lending income	60,580
Foreign tax reclaims	1,836
Prepaid expenses	13,803
Trustees’ deferred compensation plan	187,169
Total assets	701,437,886
Liabilities
Due upon return of securities on loan	16,178,846
Payable for:
Investments purchased	19,742,841
Capital shares purchased	984,775
Investment advisory fee	15,789
Transfer agent fees	2
Administration fees	911
Trustees’ fees	1,651
Chief compliance officer expenses	930
Other expenses	89,255
Trustees’ deferred compensation plan	187,169
Total liabilities	37,202,169
Net assets applicable to outstanding capital stock	$664,235,717
Represented by
Paid in capital	379,976,837
Excess of distributions over net investment income	(168,676)
Accumulated net realized gain	104,473,316
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	179,954,240
Total - representing net assets applicable to outstanding capital stock	$664,235,717
Shares outstanding	25,035,093
Net asset value per share	26.53
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Wanger USA | Annual Report 2016

Statement of Operations
Year Ended December 31, 2016
Net investment income
Income:
Dividends — unaffiliated issuers	$5,118,923
Income from securities lending — net	262,646
Foreign taxes withheld	(42,836)
Total income	5,338,733
Expenses:
Investment advisory fee	5,542,406
Transfer agent fees	587
Administration fees	319,517
Trustees’ fees	51,091
Custodian fees	21,882
Printing and postage fees	198,942
Audit fees	37,725
Legal fees	104,969
Chief compliance officer expenses	65,953
Other	18,749
Total expenses	6,361,821
Net investment loss	(1,023,088)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	107,626,627
Net realized gain	107,626,627
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(26,013,693)
Net change in unrealized appreciation (depreciation)	(26,013,693)
Net realized and unrealized gain	81,612,934
Net increase in net assets resulting from operations	$80,589,846
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger USA | Annual Report 2016	13

Statement of Changes in Net Assets
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations
Net investment loss	$(1,023,088)	$(2,618,992)
Net realized gain	107,626,627	176,459,137
Net change in unrealized appreciation (depreciation)	(26,013,693)	(175,148,605)
Net increase (decrease) in net assets resulting from operations	80,589,846	(1,308,460)
Distributions to shareholders
Net realized gains	(177,478,615)	(125,247,249)
Total distributions to shareholders	(177,478,615)	(125,247,249)
Increase in net assets from capital stock activity	68,519,737	18,227,675
Total decrease in net assets	(28,369,032)	(108,328,034)
Net assets at beginning of year	692,604,749	800,932,783
Net assets at end of year	$664,235,717	$692,604,749
Excess of distributions over net investment income	$(168,676)	$(140,539)

	Year Ended		Year Ended
	December 31, 2016		December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Subscriptions	358,725	9,663,627	393,619	13,842,692
Distributions reinvested	7,321,725	177,478,615	3,591,834	125,247,249
Redemptions	(4,460,294)	(118,622,505)	(3,411,642)	(120,862,266)
Total net increase	3,220,156	68,519,737	573,811	18,227,675
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Wanger USA | Annual Report 2016

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Year Ended December 31,
	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$31.75	$37.71	$41.13	$33.84	$29.80
Income from investment operations:
Net investment income (loss)	(0.04)	(0.12)	(0.06)	(0.05)	0.15
Net realized and unrealized gain	3.56	0.45	1.70	10.79	5.63
Total from investment operations	3.52	0.33	1.64	10.74	5.78
Less distributions to shareholders from:
Net investment income	—	—	—	(0.06)	(0.11)
Net realized gains	(8.74)	(6.29)	(5.06)	(3.39)	(1.63)
Total distributions to shareholders	(8.74)	(6.29)	(5.06)	(3.45)	(1.74)
Net asset value, end of period	$26.53	$31.75	$37.71	$41.13	$33.84
Total Return	13.69%	(0.61)%	4.78%	33.75%	20.02% (a)
Ratios to average net assets
Total gross expenses(b)	1.00%	1.01%	0.96%	0.96%	0.96%
Total net expenses(b)	1.00%	1.01%	0.96%	0.96%	0.96% (c)
Net investment income (loss)	(0.16)%	(0.34)%	(0.15)%	(0.12)%	0.45%
Supplemental data
Portfolio turnover	118%	45%	14%	15%	12%
Net assets, end of period (in thousands)	$664,236	$692,605	$800,933	$912,143	$782,222

Notes to Financial Highlights
(a)	Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger USA | Annual Report 2016	15

Notes to Financial Statements
December 31, 2016
Note 1. Organization
Wanger USA (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Exchange-traded funds are valued at their closing net asset value as reported on the applicable exchange. A security for which there is no reported sale on the valuation date is valued by comparison of the mean of the latest bid and ask quotations.
Foreign equity securities are generally valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In situations where foreign markets are closed, where a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated, and in the event of significant movement in the trigger index for the statistical fair valuation process established by the Board of Trustees, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.
Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.
16	Wanger USA | Annual Report 2016

Notes to Financial Statements  (continued)
December 31, 2016
Fund share valuation
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Securities lending
The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund’s lending agent, and borrower rebates. The Fund’s investment manager, Columbia Wanger Asset Management, LLC (the Investment Manager or CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of December 31, 2016, is included in the Statement of Operations.
The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Fund as of December 31, 2016:
	Overnight and continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Wanger USA
Securities lending transactions
Equity securities	$15,694,712	$—	$—	$—	$15,694,712
Gross amount of recognized liabilities for securities lending (collateral received)					16,178,846
Amounts due to counterparty					$484,134
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2016:
Goldman Sachs ($)
Liabilities
Collateral on Securities loaned	16,178,846
Total Liabilities	16,178,846
Total Financial and Derivative Net Assets	(16,178,846)
Financial Instruments	15,694,712
Net Amount (a)	(484,134)

(a)	Represents the net amount due from/(to) counterparties in the event of default.
Wanger USA | Annual Report 2016	17

Notes to Financial Statements  (continued)
December 31, 2016
Security transactions and investment income
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, exchange traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital may be made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund intends to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, intends to distribute substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. The Fund meets the exception under Internal Revenue Code Section 4982(f) and the Fund expects not to be subject to federal excise tax.
Foreign taxes
Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date.
Guarantees and indemnification
In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust’s organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.
18	Wanger USA | Annual Report 2016

Notes to Financial Statements  (continued)
December 31, 2016
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund’s business affairs.
CWAM receives a monthly advisory fee based on the Fund’s average daily net assets at the following annual rates:
Average daily net assets	Annual fee rate
Up to $100 million	0.940%
$100 million to $250 million	0.890%
$250 million to $2 billion	0.840%
$2 billion and over	0.800%
For the year ended December 31, 2016, the effective investment advisory fee rate was 0.867% of the Fund’s average daily net assets.
Administration fees
CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:
Aggregate average daily net assets of the Trust	Annual fee rate
Up to $4 billion	0.050%
$4 billion to $6 billion	0.040%
$6 billion to $8 billion	0.030%
$8 billion and over	0.020%
For the year ended December 31, 2016, the effective administration fee rate was 0.050% of the Fund’s average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Fund.
Compensation of board members
Certain officers and trustees of the Trust are also officers of CWAM or Columbia Management. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM or Columbia Management. The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.
Wanger USA | Annual Report 2016	19

Notes to Financial Statements  (continued)
December 31, 2016
Compensation of Chief Compliance Officer
The Board has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of certain of the expenses associated with the office of the Chief Compliance Officer.
Transactions with affiliates
For the year ended December 31, 2016, the Fund engaged in purchase and sales transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $17,603,965, respectively. The sale transactions resulted in a net realized gain of $3,999,285.
Transfer agency fees
Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent to the Fund. For its services, the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement from the Fund for certain out-of-pocket expenses.
Distributor
Columbia Management Investment Distributors, Inc. (CMID), a wholly owned subsidiary of Ameriprise Financial, serves as the Fund’s distributor and principal underwriter.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2016, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, trustees’ deferred compensation and net operating loss reclassification. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
994,951	10,425	(1,005,376)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
December 31, 2016			December 31, 2015
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income (S)	Long-term capital gains ($)	Total ($)
—	177,478,615	177,478,615	210,772	125,036,477	125,247,249
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2016, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	107,909,281	—	176,518,275
20	Wanger USA | Annual Report 2016

Notes to Financial Statements  (continued)
December 31, 2016
At December 31, 2016, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
509,142,264	186,067,896	(9,549,621)	176,518,275
Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions in the Fund for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2016, were $732,243,564 and $814,410,441, respectively. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Line of credit
During the period January 1, 2016 through April 28, 2016, the Trust participated in a revolving credit facility in the amount of $400 million with a syndicate of banks led by JPMorgan Chase Bank, N.A., along with Columbia Acorn Trust, another trust managed by CWAM. Effective April 28, 2016, the credit facility was renewed in the amount of $200 million with a syndicate of banks led by JPMorgan Chase Bank, N.A. Under each facility, interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 1.00%. In addition, a commitment fee of 0.08% (before April 28, 2016) and 0.15% (after April 28, 2016) per annum of the unutilized line of credit is accrued and apportioned among the participating Funds based on their relative net assets. The commitment fee is disclosed as a part of other expenses in the Statement of Operations. The Trust expects to renew this line of credit for one year durations each April at then current market rates and terms.
No amounts were borrowed for the benefit of the Fund under the line of credit during the year ended December 31, 2016.
Note 7. Significant risks
Health care sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Shareholder concentration risk
At December 31, 2016, two unaffiliated shareholders of record owned 32.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 60.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid
Wanger USA | Annual Report 2016	21

Notes to Financial Statements  (continued)
December 31, 2016
positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
22	Wanger USA | Annual Report 2016

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Wanger Advisors Trust and Shareholders of Wanger USA
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger USA (a series of the Wanger Advisors Trust, hereinafter referred to as the "Fund") as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Chicago, IL
February 17, 2017
Wanger USA | Annual Report 2016	23

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes in the fiscal year ended December 31, 2016.
Capital gain dividend
$113,409,835
Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
24	Wanger USA | Annual Report 2016

Board of Trustees and Management of Wanger Advisors Trust
Each trustee may serve a term of unlimited duration. The Trust’s Bylaws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust’s outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office and the principal business occupations of each during at least the last five years, and for the trustees, the number of portfolios in the fund complex they oversee and other directorships they hold, are shown below. Each trustee and officer serves in such capacity for each of the eight series of Columbia Acorn Trust and for each of the three series of Wanger Advisors Trust.
The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds’ Statement of Additional Information includes additional information about the Funds’ trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:
Columbia Wanger Asset Management, LLC
Shareholder Services Group
227 W. Monroe, Suite 3000
800.922.6769
Independent trustees
Name and age at December 31, 2016	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Laura M. Born, 51, Chair	2007	Adjunct Associate Professor of Finance, University of Chicago Booth School of Business since 2007; Director, Carlson Inc. (private global hospitalities and travel company) since 2015; Managing Director – Investment Banking, JP Morgan Chase & Co. (broker-dealer) 2002-2007.	11	None.
Maureen M. Culhane, 68	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007; Vice President (Consultant) – Strategic Relationship Management, Goldman, Sachs & Co., 1999-2005.	11	None.
Margaret M. Eisen, 63	2002	Trustee, Smith College since 2012; Chief Investment Officer, EAM International LLC (corporate finance and asset management), 2003-2013; Managing Director, CFA Institute, 2005-2008.	11	RMB Investors Trust (formerly Burnham Investors Trust) (3 series).
Thomas M. Goldstein, 57	2014	Retired. Formerly, Chief Financial Officer, Allstate Protection Division, 2011-2014; Founding Partner, The GRG Group LLC, 2009-2011; Managing Director and Chief Financial Officer, Madison Dearborn Partners, 2007-2009.	11	Federal Home Loan Bank – Chicago; Federal Home Loan Mortgage Corporation.
John C. Heaton, 57	2010	Deputy Dean for Faculty, University of Chicago Booth School of Business; Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since July 2000.	11	None.
Wanger USA | Annual Report 2016	25

Board of Trustees and Management of Wanger Advisors Trust  (continued)
Independent trustees  (continued)
Name and age at December 31, 2016	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Charles R. Phillips, 60	2015	Retired. Director, University of North Carolina School of Law Foundation since 2010. Formerly, Vice Chairman, J.P. Morgan Private Bank, 2011-2014; Managing Director, J.P. Morgan Private Bank, 2001-2011.	11	None.
David J. Rudis, 63, Vice Chair	2010	Retired. Formerly, National Checking and Debit Executive, and Illinois President, Bank of America, 2007-2009; President, Consumer Banking Group, LaSalle National Bank, 2004-2007.	11	None.
Interested trustee affiliated with Investment Manager
Name and age at December 31, 2016	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
P. Zachary Egan, 48 (2)	2015	President, CWAM and President, Columbia Acorn Trust and Wanger Advisors Trust since April 2014; Global Chief Investment Officer, CWAM since October 2015; International Chief Investment Officer, CWAM, April 2014-September 2015; Director of International Research, CWAM, December 2004-March 2014; Vice President of Columbia Acorn Trust, 2003-2014, and Wanger Advisors Trust, 2007-2014; portfolio manager and analyst, CWAM or its predecessors, since 1999.	11	None.
Ralph Wanger, 82 (3)	1970 (4)	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992-September 2003; Director, Wanger Investment Company PLC; Consultant to CWAM or its predecessors, September 2003-September 2005.	11	None.
(1)	The Trustees oversee the series of Wanger Advisors Trust and Columbia Acorn Trust.
(2)	Mr. Egan is an "interested person" of Wanger Advisors Trust and Columbia Acorn Trust, and of CWAM, as defined in the 1940 Act, because he is an officer of each Trust and an employee of CWAM.
(3)	As permitted under the Trust’s Bylaws, Mr. Wanger serves as a non-voting Trustee Emeritus of Columbia Acorn Trust and Wanger Advisors Trust.
(4)	Dates prior to 1992 relate to the Acorn Fund, Inc., the predecessor trust to Columbia Acorn Trust.
26	Wanger USA | Annual Report 2016

Board of Trustees and Management of Wanger Advisors Trust  (continued)
Fund officers
Name and age at December 31, 2016	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Alan G. Berkshire, 56	Vice President	2015	Chief Operating Officer, CWAM since April 2015. Formerly, Independent Director, ValueQuest India Moat Fund Limited (Mauritius), April 2014-March 2015; President – North America, Religare Global Asset Management, Inc., June 2011-November 2013; Partner, Estancia Capital Management LLC, September 2009-June 2011.
Michael G. Clarke, 47	Assistant Treasurer	2004	Vice President – Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; Senior officer of Columbia funds and affiliated funds since 2002.
William J. Doyle, 52	Vice President	2014	Portfolio manager and/or analyst, CWAM or its predecessors since 2006; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2014.
P. Zachary Egan, 48	President	2007	President, CWAM and President, Columbia Acorn Trust and Wanger Advisors Trust since April 2014; Global Chief Investment Officer, CWAM since October 2015; International Chief Investment Officer, CWAM, April 2014-September 2015; Director of International Research, CWAM, December 2004-March 2014; Vice President of Columbia Acorn Trust, 2003-2014, and Wanger Advisors Trust, 2007-2014; portfolio manager and analyst, CWAM or its predecessors, since 1999.
David L. Frank, 53	Vice President	2014	Portfolio manager and/or analyst, CWAM or its predecessors since 2002; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2014.
Paul B. Goucher, 48	Assistant Secretary	2015	Senior Vice President and Assistant General Cousel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively, and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Counsel and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Fritz Kaegi, 45	Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.
John Kunka, 46	Vice President, Treasurer and Principal Accounting and Financial Officer	2006	Treasurer and Principal Accounting and Financial Officer, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Vice President of Accounting and Operations, CWAM since May 2006; formerly, Assistant Treasurer, Columbia Acorn Trust and Wanger Advisors Trust 2006-2014.
Stephen Kusmierczak, 49	Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.
Joseph C. LaPalm, 47	Vice President	2006	Chief Compliance Officer, CWAM since 2005.
Ryan C. Larrenaga, 46	Assistant Secretary	2015	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel, May 2010-August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia funds and affiliated funds since 2005.
Matthew A. Litfin, 45	Vice President	2016	Director of Research (U.S.) and portfolio manager, CWAM since December 2015; formerly, portfolio manager, William Blair & Company 1993-2015; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2016.
Satoshi Matsunaga, 45	Vice President	2015	Portfolio manager and/or analyst, CWAM or its predecessors since 2005; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2015.
Wanger USA | Annual Report 2016	27

Board of Trustees and Management of Wanger Advisors Trust  (continued)
Fund officers  (continued)
Name and age at December 31, 2016	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Thomas P. McGuire, 44	Chief Compliance Officer	2015	Chief Compliance Officer of the Columbia family of mutual funds for which Columbia Management Investment Advisers, LLC serves as investment adviser since 2012; Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Louis J. Mendes III, 52	Vice President	2003	International Director of Research, CWAM, since 2015; portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.
Julian Quero, 49	Assistant Treasurer	2015	Vice President – Tax, Columbia Management Investment Advisers, LLC since 2009.
Martha A. Skinner, 42	Assistant Treasurer	2016	Vice President of Financial Reporting and Administration, Columbia Management since November 2015; Director of Financial Reporting, Columbia Management, April 2013-November 2015; Manager of Financial Reporting, Columbia Management, August 2010-April 2013.
Matthew S. Szafranski, 39	Vice President	2015	Portfolio manager and/or analyst, CWAM or its predecessors since 2008; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2015.
Andreas Waldburg-Wolfegg, 51	Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2002; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.
Linda Roth-Wiszowaty, 47	Secretary	2006	Business support analyst, CWAM since April 2007; Secretary, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Assistant Secretary, Columbia Acorn Trust and Wanger Advisors Trust, 2006-2014.
28	Wanger USA | Annual Report 2016

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Additional Information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Wanger Asset Management, LLC
227 West Monroe, Suite 3000
Chicago, IL 60606
888.4.WANGER
(888.492.6437)
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Wanger USA | Annual Report 2016	31

Wanger USA
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For variable fund and variable contract prospectuses, which contain this and other important information, including the fees and expenses imposed under your contract, investors should contact their financial advisor or insurance representative. Read the prospectus for the Fund and your variable contract carefully before investing. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by Columbia Wanger Asset Management, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
C-1466 AN (2/17)

Annual Report
December 31, 2016
WANGER SELECT
Managed by Columbia Wanger Asset Management, LLC
Not FDIC Insured • No bank guarantee • May lose value

WANGER SELECT  |  Annual Report 2016

Fund at a Glance
Investment objective
Wanger Select (the Fund) seeks long-term capital appreciation.
Portfolio Management
David L. Frank
Co-Portfolio Manager
Matthew S. Szafranski
Co-Portfolio Manager
Average annual total returns (%) (for the period ended December 31, 2016)
	Inception	1 Year	5 Years	10 Years	Life
Wanger Select	02/01/99	13.31	13.32	6.07	9.99
S&P MidCap 400 Index		20.74	15.33	9.16	10.11
Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit investor.columbiathreadneedleus.com.
Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
The Fund’s annual operating expense ratio of 0.76% is stated in the Fund’s prospectus dated May 1, 2016, and differences in expense ratios disclosed elsewhere in this report may result from the reflection of fee waivers and/or expense reimbursements as well as different time periods used in calculating the ratios.
All results shown assume reinvestment of distributions.
The S&P MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.
Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
Wanger Select | Annual Report 2016	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 1, 1999 — December 31, 2016)
This graph compares the results of $10,000 invested in Wanger Select on February 1, 1999 (the date the Fund began operations) through December 31, 2016 to the S&P MidCap 400 Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in the index.
Top ten holdings (%) (at December 31, 2016)
HealthSouth Corp. Inpatient Rehabilitation Facilities & Home Health Care	4.9
Liberty Global PLC, Class A Cable TV Franchises Outside of the United States	4.7
JB Hunt Transport Services, Inc. Truck & Intermodal Carrier	4.6
Middleby Corp. (The) Manufacturer of Cooking Equipment	4.5
LKQ Corp. Alternative Auto Parts Distribution	4.4
Vail Resorts, Inc. Ski Resort Operator & Developer	4.2
AMERCO North American Moving & Storage	3.9
Education Realty Trust, Inc. Student Housing	3.8
Robert Half International, Inc. Temporary & Permanent Staffing in Finance, Accounting & Other Professions	3.7
Jones Lang LaSalle, Inc. Real Estate Services	3.7
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments."
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2016)
Common Stocks	97.9
Money Market Funds	2.1
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2016)
Consumer Discretionary	20.3
Financials	8.9
Health Care	16.6
Industrials	29.7
Information Technology	11.6
Materials	3.5
Real Estate	9.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Wanger Select | Annual Report 2016

Manager Discussion of Fund Performance
David L. Frank
Co-Portfolio Manager
Matthew S. Szafranski
Co-Portfolio Manager
Wanger Select gained 13.31% in 2016, a strong absolute return but short of the Fund’s primary benchmark, the S&P MidCap 400 Index, which gained 20.74%. Throughout most of the year, strong performance among value stocks helped the benchmark’s more core orientation, but worked against the Fund’s mid-cap growth strategy. Compared to its peers, Wanger Select topped its Morningstar US Insurance Mid-Cap Growth category average annual return of 4.65%.
The Fund underperformed relative to its benchmark in the information technology sector, due largely to the underperformance of two names sold in the first quarter of the year. Bankrate, a provider of Internet advertising for insurance, credit card and banking markets, left the Fund with a 33% loss for the year after declining on increased pressure from competitor Google. Blackhawk Network, a third-party distributor of prepaid content such as gift cards, declined 26% on changes at the retail level that negatively impacted its business in the first quarter.
Within the real estate sector, Jones Lang LaSalle, a provider of commercial real estate services worldwide, struggled early in the year on concerns of a decline in commercial real estate transaction and leasing volumes in China. Following the Brexit vote, these concerns expanded to include the United Kingdom and Europe. While its stock recovered some ground in the third quarter, a downward reversal in the fourth quarter left Jones Lang LaSalle with a 16% loss for the year.
As we ended the year, the surprising outcome of the U.S. election sparked a sudden and significant change in market expectations and touched off a flood of cash into equity sectors expected to benefit from Republican policy initiatives including financials, industrials, materials and energy. Against this backdrop, the Fund benefited from its overweight position in the industrials sector. Nordson, a manufacturer of dispensing systems for adhesives and coatings, was mentioned at the half year as being a beneficiary of new technology that utilizes the company’s dispensing and testing technologies. This development, combined with the sector rally late in the year, led the stock to a 75% gain in the Fund.
Financials surged following the election on expectations of less onerous federal regulations for brokers, as well as benefits from higher interest rates. This rally contributed to the 75% annual gain for SVB Financial, a bank for venture capitalists that was added to the Fund this year. Among its mid-cap banking peers, we expect SVB Financial to find a higher rate environment very advantageous.
Political uncertainty following the election weighed on the health care sector in the final months of 2016, but the Fund outperformed its benchmark in the sector thanks to strong stock picking. Align Technology, the manufacturer of the Invisalign system used to straighten teeth, gained 45%, as the company has been able to take business away from traditional braces with its clear plastic retainers. The launch of a new digital scanner this year helped drive an acceleration of case volumes and, moreover, the company’s acquisition of a minority stake in Smile Direct Club, a do-it-yourself aligner treatment for basic cases, looks promising.
We further concentrated the Fund in 2016, ending the year with 32 names. We have worked to create a portfolio of our analyst team’s top ideas, focusing on high-quality names that we believe have strong growth potential and that are available at compelling valuations. We like companies that we see as having the ability to control their own destinies and not being heavily tied to macroeconomic drivers. On a sector basis, the Fund’s largest overweights relative to the benchmark at year end were in the industrials and consumer discretionary sectors. The adjustments that we made to the Fund were largely completed at mid-year, and we were pleased to see the Fund ahead of the benchmark, with the Fund up 13.54% and the benchmark up 11.87%, for the six months ended December 31, 2016. Going forward, we expect less turnover in the Fund, as we seek to profit from multi-year trends in our heavily researched, concentrated Fund.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. Foreign investments subject the Fund to risks, including political, economic, market, social and other risks, within a

Wanger Select | Annual Report 2016	5

Manager Discussion of Fund Performance  (continued)
particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector.
6	Wanger Select | Annual Report 2016

Understanding Your Fund’s Expenses
As a shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees and other expenses for Wanger Select (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
July 1, 2016 — December 31, 2016
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger Select	1,000.00	1,000.00	1,135.40	1,021.25	4.00	3.79	0.75
Expenses paid during the period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund’s most recent fiscal half-year and divided by 366.
Had the investment manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced. See Note 3 to the Financial Statements.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.
Wanger Select | Annual Report 2016	7

Portfolio of Investments
December 31, 2016
(Percentages represent value of investments compared to net assets)
Common Stocks 97.2%
Issuer	Shares	Value ($)
Consumer Discretionary 19.8%
Distributors 4.3%
LKQ Corp.(a) Alternative Auto Parts Distribution	175,840	5,389,496
Hotels, Restaurants & Leisure 6.1%
Papa John’s International, Inc. Franchisor of Pizza Restaurants	28,367	2,427,648
Vail Resorts, Inc. Ski Resort Operator & Developer	31,977	5,158,210
Total		7,585,858
Household Durables 3.1%
iRobot Corp.(a) Home Robots (Vacuums, Pool Cleaners) & Battlefield Reconnaissance Robots	66,700	3,898,615
Media 4.5%
Liberty Global PLC, Class A(a) Cable TV Franchises Outside of the United States	186,038	5,690,902
Textiles, Apparel & Luxury Goods 1.8%
Hanesbrands, Inc. Apparel Wholesaler	104,872	2,262,089
Total Consumer Discretionary		24,826,960
Financials 8.7%
Banks 3.1%
SVB Financial Group(a) Bank to Venture Capitalists	23,019	3,951,442
Capital Markets 5.6%
Eaton Vance Corp. Specialty Mutual Funds	62,697	2,625,750
Lazard Ltd., Class A Corporate Advisory & Asset Management	105,676	4,342,227
Total		6,967,977
Total Financials		10,919,419
Health Care 16.1%
Biotechnology 0.6%
Ultragenyx Pharmaceutical, Inc.(a) Biotech Focused on "Ultra-Orphan" Drugs	10,521	739,731
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 5.3%
Align Technology, Inc.(a) Invisalign System to Correct Malocclusion (Crooked Teeth)	43,064	4,139,743
LivaNova PLC(a) Neuromodulation & Cardiac Devices	57,459	2,583,931
Total		6,723,674
Health Care Providers & Services 7.3%
HealthSouth Corp. Inpatient Rehabilitation Facilities & Home Health Care	143,926	5,935,508
VCA, Inc.(a) Animal Hospitals & Laboratory Services	48,000	3,295,200
Total		9,230,708
Life Sciences Tools & Services 2.9%
VWR Corp.(a) Distributor of Lab Supplies	143,287	3,586,474
Total Health Care		20,280,587
Industrials 28.8%
Electrical Equipment 2.6%
Generac Holdings, Inc.(a) Standby Power Generators	79,992	3,258,874
Machinery 14.3%
Middleby Corp. (The)(a) Manufacturer of Cooking Equipment	42,873	5,522,471
Nordson Corp. Dispensing Systems for Adhesives & Coatings	21,024	2,355,739
Oshkosh Corp. Specialty Truck Manufacturer	48,250	3,117,433
Snap-On, Inc. Tools	15,000	2,569,050
Wabtec Corp. Freight & Transit Component Supplier	53,093	4,407,781
Total		17,972,474
Professional Services 3.6%
Robert Half International, Inc. Temporary & Permanent Staffing in Finance, Accounting & Other Professions	93,647	4,568,100

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Wanger Select | Annual Report 2016

Portfolio of Investments  (continued)
December 31, 2016
Common Stocks (continued)
Issuer	Shares	Value ($)
Road & Rail 8.3%
AMERCO North American Moving & Storage	12,857	4,751,819
JB Hunt Transport Services, Inc. Truck & Intermodal Carrier	58,262	5,655,492
Total		10,407,311
Total Industrials		36,206,759
Information Technology 11.3%
Internet Software & Services 6.1%
GoDaddy, Inc., Class A(a) Website Management for Small- & Medium-sized Companies	119,338	4,170,863
SPS Commerce, Inc.(a) Supply Chain Management Software Delivered via the Web	49,824	3,482,200
Total		7,653,063
Software 5.2%
ANSYS, Inc.(a) Simulation Software for Engineers & Designers	45,468	4,205,335
Ultimate Software Group, Inc. (The)(a) Human Capital Management Systems	12,479	2,275,546
Total		6,480,881
Total Information Technology		14,133,944
Materials 3.4%
Chemicals 3.4%
Axalta Coating Systems Ltd.(a) Global Manufacturer of High Performance Coatings	156,176	4,247,987
Total Materials		4,247,987
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 9.1%
Equity Real Estate Investment Trusts (REITS) 5.5%
Crown Castle International Corp. Communications Towers	26,512	2,300,446
Education Realty Trust, Inc. Student Housing	109,921	4,649,659
Total		6,950,105
Real Estate Management & Development 3.6%
Jones Lang LaSalle, Inc. Real Estate Services	44,159	4,461,825
Total Real Estate		11,411,930
Total Common Stocks (Cost: $103,400,299)		122,027,586

Money Market Funds 2.1%
	Shares	Value ($)
JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.445%)	2,611,885	2,611,885
Total Money Market Funds (Cost: $2,611,885)		2,611,885
Total Investments (Cost $106,012,184)		124,639,471
Other Assets & Liabilities, Net		860,256
Net Assets		$125,499,727

Notes to portfolio of investments
(a)	Non-income producing security.
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
•	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Select | Annual Report 2016	9

Portfolio of Investments  (continued)
December 31, 2016
Fair value measurements  (continued)
The Committee is responsible for applying the Wanger Advisors Trust’s Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustess.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund’s securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2016:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	24,826,960	—	—	—	24,826,960
Financials	10,919,419	—	—	—	10,919,419
Health Care	20,280,587	—	—	—	20,280,587
Industrials	36,206,759	—	—	—	36,206,759
Information Technology	14,133,944	—	—	—	14,133,944
Materials	4,247,987	—	—	—	4,247,987
Real Estate	11,411,930	—	—	—	11,411,930
Total Common Stocks	122,027,586	—	—	—	122,027,586
Money Market Funds	2,611,885	—	—	—	2,611,885
Total Investments	124,639,471	—	—	—	124,639,471
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Wanger Select | Annual Report 2016

Statement of Assets and Liabilities
December 31, 2016
Assets
Investments, at cost
Unaffiliated issuers, at cost	$106,012,184
Total investments, at cost	106,012,184
Investments, at value
Unaffiliated issuers, at value	124,639,471
Total investments, at value	124,639,471
Receivable for:
Investments sold	1,797,695
Capital shares sold	15
Dividends	67,541
Prepaid expenses	2,629
Total assets	126,507,351
Liabilities
Payable for:
Investments purchased	884,013
Capital shares purchased	40,646
Investment advisory fee	2,064
Transfer agent fees	1
Administration fees	172
Trustees’ fees	50,223
Chief compliance officer expenses	178
Other expenses	30,327
Total liabilities	1,007,624
Net assets applicable to outstanding capital stock	$125,499,727
Represented by
Paid in capital	89,301,912
Excess of distributions over net investment income	(49,893)
Accumulated net realized gain	17,620,421
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	18,627,287
Total - representing net assets applicable to outstanding capital stock	$125,499,727
Shares outstanding	6,570,929
Net asset value per share	19.10
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Select | Annual Report 2016	11

Statement of Operations
Year Ended December 31, 2016
Net investment income
Income:
Dividends — unaffiliated issuers	$1,129,806
Income from securities lending — net	1,913
Foreign taxes withheld	(1,890)
Total income	1,129,829
Expenses:
Investment advisory fee	1,000,558
Transfer agent fees	230
Administration fees	62,535
Trustees’ fees	11,088
Printing and postage fees	30,157
Audit fees	28,100
Legal fees	20,589
Chief compliance officer expenses	12,949
Total expenses	1,166,206
Advisory fee waiver	(250,140)
Total net expenses	916,066
Net investment income	213,763
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	17,764,281
Foreign currency translations	(531)
Net realized gain	17,763,750
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(2,720,674)
Foreign currency translations	(245)
Net change in unrealized appreciation (depreciation)	(2,720,919)
Net realized and unrealized gain	15,042,831
Net increase in net assets resulting from operations	$15,256,594
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Wanger Select | Annual Report 2016

Statement of Changes in Net Assets
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations
Net investment income (loss)	$213,763	$(90,805)
Net realized gain	17,763,750	39,598,727
Net change in unrealized appreciation (depreciation)	(2,720,919)	(38,165,251)
Net increase in net assets resulting from operations	15,256,594	1,342,671
Distributions to shareholders
Net investment income	(209,776)	(17,514)
Net realized gains	(39,392,500)	(46,251,052)
Total distributions to shareholders	(39,602,276)	(46,268,566)
Increase (decrease) in net assets from capital stock activity	14,004,583	(10,879,803)
Total decrease in net assets	(10,341,099)	(55,805,698)
Net assets at beginning of year	135,840,826	191,646,524
Net assets at end of year	$125,499,727	$135,840,826
Excess of distributions over net investment income	$(49,893)	$(43,785)

	Year Ended		Year Ended
	December 31, 2016		December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Subscriptions	122,251	2,468,559	107,262	2,861,649
Distributions reinvested	2,263,039	39,602,276	1,795,481	46,268,566
Redemptions	(1,433,386)	(28,066,252)	(2,093,759)	(60,010,018)
Total net increase (decrease)	951,904	14,004,583	(191,016)	(10,879,803)
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Select | Annual Report 2016	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Year Ended December 31,
	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$24.18	$32.99	$36.41	$27.54	$23.35
Income from investment operations:
Net investment income	0.03	(0.02)	(0.07)	(0.05)	0.16
Net realized and unrealized gain	2.48	0.69	1.07	9.46	4.15
Total from investment operations	2.51	0.67	1.00	9.41	4.31
Less distributions to shareholders from:
Net investment income	(0.03)	(0.00) (a)	—	(0.09)	(0.12)
Net realized gains	(7.56)	(9.48)	(4.42)	(0.45)	—
Total distributions to shareholders	(7.59)	(9.48)	(4.42)	(0.54)	(0.12)
Net asset value, end of period	$19.10	$24.18	$32.99	$36.41	$27.54
Total Return	13.31%	0.26% (b)	3.17%	34.58%	18.46%
Ratios to average net assets
Total gross expenses(c)	0.93% (d)	0.98%	0.93% (e)	0.93%	0.92%
Total net expenses(c)	0.73% (d)	0.85%	0.93% (e)	0.93%	0.91% (f)
Net investment income	0.17%	(0.06)%	(0.20)%	(0.15)%	0.60%
Supplemental data
Portfolio turnover	93%	59%	18%	24%	20%
Net assets, end of period (in thousands)	$125,500	$135,841	$191,647	$257,911	$235,155

Notes to Financial Highlights
(a)	Rounds to zero.
(b)	Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.
(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(d)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by 0.03%. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
(f)	The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Wanger Select | Annual Report 2016

Notes to Financial Statements
December 31, 2016
Note 1. Organization
Wanger Select (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Exchange-traded funds are valued at their closing net asset value as reported on the applicable exchange. A security for which there is no reported sale on the valuation date is valued by comparison of the mean of the latest bid and ask quotations.
Foreign equity securities are generally valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In situations where foreign markets are closed, where a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated, and in the event of significant movement in the trigger index for the statistical fair valuation process established by the Board of Trustees, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.
Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.
Wanger Select | Annual Report 2016	15

Notes to Financial Statements  (continued)
December 31, 2016
Fund share valuation
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.
Securities lending
The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund’s lending agent, and borrower rebates. The Fund’s investment manager, Columbia Wanger Asset Management, LLC (the Investment Manager or CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of December 31, 2016, is included in the Statement of Operations.
Security transactions and investment income
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, exchange traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital may be made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
16	Wanger Select | Annual Report 2016

Notes to Financial Statements  (continued)
December 31, 2016
Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund intends to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, intends to distribute substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. The Fund meets the exception under Internal Revenue Code Section 4982(f) and the Fund expects not to be subject to federal excise tax.
Foreign taxes
Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date.
Guarantees and indemnification
In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust’s organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund’s business affairs.
CWAM receives a monthly advisory fee based on the Fund’s average daily net assets at the following annual rates:
Average daily net assets	Annual fee rate
Up to $500 million	0.800%
$500 million and over	0.780%
Wanger Select | Annual Report 2016	17

Notes to Financial Statements  (continued)
December 31, 2016
Through April 30, 2017, CWAM has contractually agreed to waive 0.20% of the advisory fee otherwise payable to it by the Fund. When determining whether the Fund’s total expenses exceed the contractual expense cap described below, the Fund’s net advisory fee, reflecting application of the 0.20% waiver, will be used to calculate the Fund’s total expenses. This arrangement may be modified or amended with approval from the Fund and CWAM.
For the year ended December 31, 2016, the effective investment advisory fee rate, net of fee waivers, was 0.60% of the Fund’s average daily net assets.
Administration fees
CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:
Aggregate average daily net assets of the Trust	Annual fee rate
Up to $4 billion	0.050%
$4 billion to $6 billion	0.040%
$6 billion to $8 billion	0.030%
$8 billion and over	0.020%
For the year ended December 31, 2016, the effective administration fee rate was 0.050% of the Fund’s average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Fund.
Compensation of board members
Certain officers and trustees of the Trust are also officers of CWAM or Columbia Management. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM or Columbia Management. The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.
Compensation of Chief Compliance Officer
The Board has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of certain of the expenses associated with the office of the Chief Compliance Officer.
Transfer agency fees
Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent to the Fund. For its services, the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement from the Fund for certain out-of-pocket expenses.
Distributor
Columbia Management Investment Distributors, Inc. (CMID), a wholly owned subsidiary of Ameriprise Financial, serves as the Fund’s distributor and principal underwriter.
Expenses waived/reimbursed by the Investment Manager and its affiliates
Through April 30, 2017, CWAM has contractually agreed to bear a portion of the Fund’s expenses so that its ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 1.35% of the Fund’s average daily net assets. This expense arrangement may only be modified or amended with approval from the Fund and CWAM. For the year ended December 31, 2016, the Fund was not reimbursed any expenses by CWAM.
18	Wanger Select | Annual Report 2016

Notes to Financial Statements  (continued)
December 31, 2016
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2016, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, trustees’ deferred compensation, foreign currency transactions, and distribution reclassifications. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(10,095)	10,095	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
December 31, 2016			December 31, 2015
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income (S)	Long-term capital gains ($)	Total ($)
5,992,230	33,610,046	39,602,276	17,514	46,251,052	46,268,566
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2016, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	17,749,587	—	18,498,121
At December 31, 2016, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
106,141,350	19,851,056	(1,352,935)	18,498,121
Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions in the Fund for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Wanger Select | Annual Report 2016	19

Notes to Financial Statements  (continued)
December 31, 2016
Note 5. Portfolio information
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2016, were $112,634,985 and $134,661,513, respectively. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Line of credit
During the period January 1, 2016 through April 28, 2016, the Trust participated in a revolving credit facility in the amount of $400 million with a syndicate of banks led by JPMorgan Chase Bank, N.A., along with Columbia Acorn Trust, another trust managed by CWAM. Effective April 28, 2016, the credit facility was renewed in the amount of $200 million with a syndicate of banks led by JPMorgan Chase Bank, N.A. Under each facility, interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 1.00%. In addition, a commitment fee of 0.08% (before April 28, 2016) and 0.15% (after April 28, 2016) per annum of the unutilized line of credit is accrued and apportioned among the participating Funds based on their relative net assets. The commitment fee is disclosed as a part of other expenses in the Statement of Operations. The Trust expects to renew this line of credit for one year durations each April at then current market rates and terms.
No amounts were borrowed for the benefit of the Fund under the line of credit during the year ended December 31, 2016.
Note 7. Significant risks
Industrial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Shareholder concentration risk
At December 31, 2016, two unaffiliated shareholders of record owned 89.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
20	Wanger Select | Annual Report 2016

Notes to Financial Statements  (continued)
December 31, 2016
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Wanger Select | Annual Report 2016	21

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Wanger Advisors Trust and Shareholders of Wanger Select
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger Select (a series of the Wanger Advisors Trust, hereinafter referred to as the "Fund") as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Chicago, IL
February 17, 2017
22	Wanger Select | Annual Report 2016

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes in the fiscal year ended December 31, 2016.
Dividends received deduction	Capital gain dividend
19.82%	$18,672,977
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Wanger Select | Annual Report 2016	23

Board of Trustees and Management of Wanger Advisors Trust
Each trustee may serve a term of unlimited duration. The Trust’s Bylaws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust’s outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office and the principal business occupations of each during at least the last five years, and for the trustees, the number of portfolios in the fund complex they oversee and other directorships they hold, are shown below. Each trustee and officer serves in such capacity for each of the eight series of Columbia Acorn Trust and for each of the three series of Wanger Advisors Trust.
The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds’ Statement of Additional Information includes additional information about the Funds’ trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:
Columbia Wanger Asset Management, LLC
Shareholder Services Group
227 W. Monroe, Suite 3000
800.922.6769
Independent trustees
Name and age at December 31, 2016	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Laura M. Born, 51, Chair	2007	Adjunct Associate Professor of Finance, University of Chicago Booth School of Business since 2007; Director, Carlson Inc. (private global hospitalities and travel company) since 2015; Managing Director – Investment Banking, JP Morgan Chase & Co. (broker-dealer) 2002-2007.	11	None.
Maureen M. Culhane, 68	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007; Vice President (Consultant) – Strategic Relationship Management, Goldman, Sachs & Co., 1999-2005.	11	None.
Margaret M. Eisen, 63	2002	Trustee, Smith College since 2012; Chief Investment Officer, EAM International LLC (corporate finance and asset management), 2003-2013; Managing Director, CFA Institute, 2005-2008.	11	RMB Investors Trust (formerly Burnham Investors Trust) (3 series).
Thomas M. Goldstein, 57	2014	Retired. Formerly, Chief Financial Officer, Allstate Protection Division, 2011-2014; Founding Partner, The GRG Group LLC, 2009-2011; Managing Director and Chief Financial Officer, Madison Dearborn Partners, 2007-2009.	11	Federal Home Loan Bank – Chicago; Federal Home Loan Mortgage Corporation.
John C. Heaton, 57	2010	Deputy Dean for Faculty, University of Chicago Booth School of Business; Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since July 2000.	11	None.
24	Wanger Select | Annual Report 2016

Board of Trustees and Management of Wanger Advisors Trust  (continued)
Independent trustees  (continued)
Name and age at December 31, 2016	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Charles R. Phillips, 60	2015	Retired. Director, University of North Carolina School of Law Foundation since 2010. Formerly, Vice Chairman, J.P. Morgan Private Bank, 2011-2014; Managing Director, J.P. Morgan Private Bank, 2001-2011.	11	None.
David J. Rudis, 63, Vice Chair	2010	Retired. Formerly, National Checking and Debit Executive, and Illinois President, Bank of America, 2007-2009; President, Consumer Banking Group, LaSalle National Bank, 2004-2007.	11	None.
Interested trustees affiliated with Investment Manager
Name and age at December 31, 2016	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
P. Zachary Egan, 48 (2)	2015	President, CWAM and President, Columbia Acorn Trust and Wanger Advisors Trust since April 2014; Global Chief Investment Officer, CWAM since October 2015; International Chief Investment Officer, CWAM, April 2014-September 2015; Director of International Research, CWAM, December 2004-March 2014; Vice President of Columbia Acorn Trust, 2003-2014, and Wanger Advisors Trust, 2007-2014; portfolio manager and analyst, CWAM or its predecessors, since 1999.	11	None.
Ralph Wanger, 82 (3)	1970 (4)	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992-September 2003; Director, Wanger Investment Company PLC; Consultant to CWAM or its predecessors, September 2003-September 2005.	11	None.
(1)	The Trustees oversee the series of Wanger Advisors Trust and Columbia Acorn Trust.
(2)	Mr. Egan is an “interested person” of Wanger Advisors Trust and Columbia Acorn Trust, and of CWAM, as defined in the 1940 Act, because he is an officer of each Trust and an employee of CWAM.
(3)	As permitted under the Trust’s Bylaws, Mr. Wanger serves as a non-voting Trustee Emeritus of Wanger Advisors Trust and Columbia Acorn Trust.
(4)	Dates prior to 1992 relate to The Acorn Fund, Inc., the predecessor trust to Columbia Acorn Trust.
Wanger Select | Annual Report 2016	25

Board of Trustees and Management of Wanger Advisors Trust  (continued)
Fund officers
Name and age at December 31, 2016	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Alan G. Berkshire, 56	Vice President	2015	Chief Operating Officer, CWAM since April 2015. Formerly, Independent Director, ValueQuest India Moat Fund Limited (Mauritius), April 2014-March 2015; President – North America, Religare Global Asset Management, Inc., June 2011-November 2013; Partner, Estancia Capital Management LLC, September 2009-June 2011.
Michael G. Clarke, 47	Assistant Treasurer	2004	Vice President – Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; Senior officer of Columbia funds and affiliated funds since 2002.
William J. Doyle, 52	Vice President	2014	Portfolio manager and/or analyst, CWAM or its predecessors since 2006; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2014.
P. Zachary Egan, 48	President	2007	President, CWAM and President, Columbia Acorn Trust and Wanger Advisors Trust since April 2014; Global Chief Investment Officer, CWAM since October 2015; International Chief Investment Officer, CWAM, April 2014-September 2015; Director of International Research, CWAM, December 2004-March 2014; Vice President of Columbia Acorn Trust, 2003-2014, and Wanger Advisors Trust, 2007-2014; portfolio manager and analyst, CWAM or its predecessors, since 1999.
David L. Frank, 53	Vice President	2014	Portfolio manager and/or analyst, CWAM or its predecessors since 2002; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2014.
Paul B. Goucher, 48	Assistant Secretary	2015	Senior Vice President and Assistant General Cousel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively, and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Counsel and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Fritz Kaegi, 45	Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.
John Kunka, 46	Vice President, Treasurer and Principal Accounting and Financial Officer	2006	Treasurer and Principal Accounting and Financial Officer, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Vice President of Accounting and Operations, CWAM since May 2006; formerly, Assistant Treasurer, Columbia Acorn Trust and Wanger Advisors Trust 2006-2014.
Stephen Kusmierczak, 49	Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.
Joseph C. LaPalm, 47	Vice President	2006	Chief Compliance Officer, CWAM since 2005.
Ryan C. Larrenaga, 46	Assistant Secretary	2015	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel, May 2010-August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia funds and affiliated funds since 2005.
Matthew A. Litfin, 45	Vice President	2016	Director of Research (U.S.) and portfolio manager, CWAM since December 2015; formerly, portfolio manager, William Blair & Company 1993-2015; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2016.
Satoshi Matsunaga, 45	Vice President	2015	Portfolio manager and/or analyst, CWAM or its predecessors since 2005; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2015.
26	Wanger Select | Annual Report 2016

Board of Trustees and Management of Wanger Advisors Trust  (continued)
Fund officers  (continued)
Name and age at December 31, 2016	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Thomas P. McGuire, 44	Chief Compliance Officer	2015	Chief Compliance Officer of the Columbia family of mutual funds for which Columbia Management Investment Advisers, LLC serves as investment adviser since 2012; Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Louis J. Mendes III, 52	Vice President	2003	International Director of Research, CWAM, since 2015; portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.
Julian Quero, 49	Assistant Treasurer	2015	Vice President – Tax, Columbia Management Investment Advisers, LLC since 2009.
Martha A. Skinner, 42	Assistant Treasurer	2016	Vice President of Financial Reporting and Administration, Columbia Management since November 2015; Director of Financial Reporting, Columbia Management, April 2013-November 2015; Manager of Financial Reporting, Columbia Management, August 2010-April 2013.
Matthew S. Szafranski, 39	Vice President	2015	Portfolio manager and/or analyst, CWAM or its predecessors since 2008; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2015.
Andreas Waldburg-Wolfegg, 51	Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2002; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.
Linda Roth-Wiszowaty, 47	Secretary	2006	Business support analyst, CWAM since April 2007; Secretary, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Assistant Secretary, Columbia Acorn Trust and Wanger Advisors Trust, 2006-2014.
Wanger Select | Annual Report 2016	27

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Additional Information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Wanger Asset Management, LLC
227 West Monroe, Suite 3000
Chicago, IL 60606
888.4.WANGER
(888.492.6437)
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Wanger Select | Annual Report 2016	31

Wanger Select
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For variable fund and variable contract prospectuses, which contain this and other important information, including the fees and expenses imposed under your contract, investors should contact their financial advisor or insurance representative. Read the prospectus for the Fund and your variable contract carefully before investing. Columbia Wanger Funds are distributed Columbia Management Investment Distributors, Inc., member FINRA, and are managed by Columbia Wanger Asset Management, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
C-1461 AN (2/17)

Annual Report
December 31, 2016
WANGER INTERNATIONAL
Managed by Columbia Wanger Asset Management, LLC
Not FDIC Insured • No bank guarantee • May lose value

WANGER INTERNATIONAL  |  Annual Report 2016

Fund at a Glance
Investment objective
Wanger International (the Fund) seeks long-term capital appreciation.
Portfolio management
P. Zachary Egan
Co-Portfolio Manager
Louis J. Mendes
Co-Portfolio Manager
Average annual total returns (%) (for the period ended December 31, 2016)
	Inception	1 Year	5 Years	10 Years	Life
Wanger International	05/03/95	-1.41	7.01	3.56	11.39
MSCI ACWI ex USA Small Cap Index (Net)		3.91	7.74	2.90	5.53
S&P Global ex-U.S. Between $500M and $5B Index		6.73	7.89	3.57	7.16
Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit investor.columbiathreadneedleus.com.
Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
The Fund’s annual operating expense ratio of 1.11% is stated as of the Fund’s prospectus dated May 1, 2016, and differences in expense ratios disclosed elsewhere in this report may result from the reflection of fee waivers and/or expense reimbursements as well as different time periods used in calculating the ratios.
All results shown assume reinvestment of distributions.
Effective January 1, 2016, the Fund compares its performance to that of the MSCI ACWI ex USA Small Cap Index (Net). Prior to this date, the Fund compared its performance to that of the S&P Global ex-U.S. Between $500M and $5B Index, a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States.
The MSCI ACWI ex USA Small Cap Index (Net) captures small-cap representation across 22 of 23 developed market countries (excluding the United States) and 23 emerging markets countries.
The S&P Global Ex-U.S. Between $500M and $5B® Index is a subset of the broad market selected by the index sponsor that represents the mid- and small-cap developed and emerging markets, excluding the United States.
Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
Wanger International | Annual Report 2016	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 3, 1995 - December 31, 2016)
This graph compares the results of $10,000 invested in Wanger International on May 3, 1995 (the date the Fund began operations) through December 31, 2016 to the MSCI ACWI ex USA Small Cap Index (Net) with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in the index.
Top ten holdings (%) (at December 31, 2016)
CCL Industries, Inc. (Canada) Global Label Converter	2.2
Vitasoy International Holdings Ltd. (Hong Kong) Hong Kong Soy Food Brand	1.8
SimCorp AS (Denmark) Software for Investment Managers	1.7
AURELIUS Equity Opportunities SE & Co. KGaA (Germany) European Turnaround Investor	1.6
Elior Group (France) Contract Caterer & Travel Concessionary	1.6
Big Yellow Group PLC (United Kingdom) UK Self Storage	1.5
Domino’s Pizza Enterprises Ltd. (Australia) Domino’s Pizza Operator in Australia & New Zealand	1.4
Amara Raja Batteries Ltd. (India) Indian Maker of Auto & Industrial Batteries, Mostly for the Replacement Market	1.4
Tikkurila OYJ (Finland) Decorative & Industrial Paint in Scandinavia, Central & Eastern Europe	1.3
AG Growth International, Inc. (Canada) Manufacturer of Augers & Grain Handling Equipment	1.3
Percentages indicated are based upon total investments (excluding Money Market Funds and Securities Lending Collateral).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments."
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2016)
Consumer Discretionary	21.3
Consumer Staples	4.8
Energy	2.3
Financials	8.4
Health Care	10.1
Industrials	23.5
Information Technology	15.1
Materials	6.7
Real Estate	6.1
Telecommunication Services	1.1
Utilities	0.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Wanger International | Annual Report 2016

Fund at a Glance   (continued)
Country breakdown (%) (at December 31, 2016)
Australia	2.5
Belgium	0.8
Cambodia	0.9
Canada	8.0
China	1.6
Denmark	2.5
Finland	2.2
France	2.1
Germany	7.4
Hong Kong	2.3
India	3.4
Indonesia	0.9
Italy	2.1
Japan	20.2
Malta	1.2
Mexico	1.2
Netherlands	1.9
New Zealand	0.6
Norway	1.0
Philippines	1.2
Singapore	1.2
South Africa	1.0
South Korea	4.1
Spain	2.6
Sweden	4.1
Switzerland	0.6
Taiwan	2.6
Thailand	0.5
Turkey	0.5
United Kingdom	13.4
United States(a)	5.4
Total	100.0

(a)	Includes investments in Money Market Funds.
Country Breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Wanger International | Annual Report 2016	5

Manager Discussion of Fund Performance
P. Zachary Egan
Co-Portfolio Manager
Louis J. Mendes
Co-Portfolio Manager
Wanger International ended the year down 1.41%, underperforming the 3.91% gain of the Fund’s primary benchmark, the MSCI ACWI ex USA Small-Cap Index (Net). The relative lag was largely due to the Fund’s emphasis on secular growth businesses in a year that favored deep value cyclicals. This effect of the Fund’s investment strategy is apparent when looking at the Fund’s more growth-oriented Morningstar US Insurance Foreign Small/Mid Growth peer group, which had an average decline of 2.91% for the year. Materials and health care were the most significant sectoral detractors from the Fund’s relative performance for the year. Regionally, the majority of the Fund’s underperformance was concentrated in Europe, including the United Kingdom, and in Asia ex-Japan.
IHI, a Japanese industrial conglomerate, was the Fund’s biggest detractor for the year. Down 49%, we sold the stock in the first quarter as word reached the market that several of its projects in shipbuilding and overseas plant construction were exceeding budget estimates, negatively impacting the company’s profitability. Based in Sweden, but incorporated in Malta, Kindred Group (formerly known as Unibet), a European online gaming operator, ended the year down 24%. Kindred gave back much of its 2015 gains as overall sentiment on the sector weakened and on concerns that growth would not be fast enough in newly regulated markets to offset higher taxes. We view the re-regulation of online gaming as a long-term, positive development, reducing regulatory risk, raising barriers to entry and favoring highly ethical, well-invested Nordic operators like Kindred.
Two Canadian stocks ranked as the Fund’s top contributors to performance for the year. Ag Growth, a manufacturer of augers and grain handling equipment, gained 63%. We believe the company’s acquisition of Westeel, a grain storage equipment company, is delivering promised synergies, although delayed due to slowdowns in the agricultural market. The company is also benefiting from strong margin improvement in core grain handling equipment. We believe Ag Growth should continue to be a long-term beneficiary of increased grain yields and the need for ongoing grain handling and storage investments. CCL Industries, a global label converter, ended the year up 23%. CCL acquired U.S.-based Checkpoint Solutions, a maker of anti-theft label systems, in 2016, raising expectations of significant cost and revenue synergies from the move.
Thoughtful market commentators will pause before opining on market prospects for 2017, given the series of consequential political surprises in 2016. Western Europe, including the United Kingdom, was home to over 40% of the Fund’s capital at year end. Here we face not only uncertainties related to how the United Kingdom will extricate itself from the European Union, but also important national elections in both France and Germany, which could have implications for the future of the European integration project. On the other hand, many European corporates, with the notable exception of financials, are beneficiaries of continuing low interest rates and their potential fiscal boost. In addition, many corporate valuations appear reasonable to us at this time.
Japan, the third largest economy in the world, contains few pockets of growth owing to adverse demographics and little immigration. However, many Japanese companies are now earnestly adopting initiatives aimed at improving returns on capital, which we believe could prove a catalyst for further stock price appreciation. The yen remains a wildcard, as earnings in Japanese exporters can be highly sensitive to foreign exchange effects. The Fund had roughly 20% of its capital deployed in Japan at year end.
Asia ex-Japan, not a homogenous region, constituted nearly 20% of Fund assets at year end. Here we remain excited by attractive demographics, rising productivity and prospects for the consumer and financial sectors, which flow from these. To the extent that companies anywhere on the globe supply the U.S. market, they could be adversely impacted by protectionist measures seemingly entailed by President Trump’s “America First!” rhetoric. The contours of any policy in this regard, however, remain highly uncertain at this time, and policymakers may reconsider as they become sensitized to the ultimate implications of this approach for U.S. consumers and U.S. exporters. To the extent that

6	Wanger International | Annual Report 2016

Manager Discussion of Fund Performance  (continued)
regional corporates fund themselves in unhedged U.S. dollars, however, dollar strength introduces balance sheet hazards, which we will be watching closely. As always, we will rely heavily on indicators of business quality to sort through the opportunities.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies.
Wanger International | Annual Report 2016	7

Understanding Your Fund’s Expenses
As a shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees and other expenses for Wanger International (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
July 1, 2016 — December 31, 2016
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger International	1,000.00	1,000.00	987.50	1,019.40	5.57	5.65	1.12
Expenses paid during the period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund’s most recent fiscal half-year and divided by 366.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.
8	Wanger International | Annual Report 2016

Portfolio of Investments
December 31, 2016
Common Stocks 98.8%
Issuer	Shares	Value ($)
Australia 2.6%
Domino’s Pizza Enterprises Ltd. Domino’s Pizza Operator in Australia & New Zealand	146,615	6,856,199
Sirtex Medical Ltd. Selective Internal Radiation Therapy Biotech Company	117,266	1,195,302
TFS Corp., Ltd.(a) Indian Sandalwood Plantation	3,974,881	4,754,260
Total		12,805,761
Belgium 0.8%
Melexis NV Analog & Custom Integrated Circuit Designer	62,000	4,154,074
Cambodia 0.9%
NagaCorp Ltd. Casino & Entertainment Complex in Cambodia	7,976,000	4,597,178
Canada 8.2%
AG Growth International, Inc. Manufacturer of Augers & Grain Handling Equipment	163,976	6,414,196
Boardwalk Real Estate Investment Trust(a) Canadian Residential REIT	102,200	3,703,147
CAE, Inc. Flight Simulator Equipment & Training Centers	215,516	3,014,479
CCL Industries, Inc. Global Label Converter	55,716	10,946,919
PrairieSky Royalty Ltd.(a) Canadian Owner of Oil & Gas Mineral Interests	159,000	3,782,415
ShawCor Ltd. Oil & Gas Pipeline Products	111,000	2,962,976
Tahoe Resources, Inc. Silver & Gold Projects in Guatemala, Canada & Peru	289,255	2,725,264
Uni-Select, Inc. Distribution of Automotive Paint & Replacement Parts in North America	120,000	2,635,683
Vermilion Energy, Inc. Canadian Exploration & Production Company	108,947	4,583,783
Total		40,768,862
China 1.6%
51job, Inc., ADR(a),(b) Integrated Human Resource Services	116,227	3,928,473
China Everbright Water Ltd. Waste Water Treatment Operator	3,119,000	1,073,617
China Medical System Holdings Ltd. Pharmaceutical & Medical Products	1,938,000	3,059,683
Total		8,061,773
Common Stocks (continued)
Issuer	Shares	Value ($)
Denmark 2.6%
SimCorp AS Software for Investment Managers	165,722	8,076,674
William Demant Holding AS(b) Manufacture & Distribution of Hearing Aids & Diagnostic Equipment	278,825	4,848,101
Total		12,924,775
Finland 2.3%
Konecranes OYJ Manufacture & Service of Industrial Cranes & Port Handling Equipment	85,354	3,035,063
Munksjo OYJ Specialty Paper Maker	106,069	1,764,126
Tikkurila OYJ Decorative & Industrial Paint in Scandinavia, Central & Eastern Europe	332,599	6,585,578
Total		11,384,767
France 2.2%
Elior Group(c) Contract Caterer & Travel Concessionary	337,514	7,716,774
Eurofins Scientific SE Food, Pharmaceuticals & Materials Screening & Testing	7,529	3,209,789
Total		10,926,563
Germany 7.6%
AURELIUS Equity Opportunities SE & Co. KGaA European Turnaround Investor	136,750	7,995,364
Deutsche Beteiligungs AG Private Equity Investment Management	170,000	5,500,573
Fielmann AG Retail Optician Chain	34,700	2,289,933
MTU Aero Engines AG Airplane Engine Components & Services	53,781	6,203,631
Norma Group SE Clamps for Automotive & Industrial Applications	91,367	3,891,917
Rational AG Commercial Ovens	5,803	2,588,095
Stroeer SE & Co. KGaA(a) Out of Home & Online Advertising	92,700	4,063,232
Wirecard AG(a) Online Payment Processing & Risk Management	123,100	5,281,915
Total		37,814,660

The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Annual Report 2016	9

Portfolio of Investments  (continued)
December 31, 2016
Common Stocks (continued)
Issuer	Shares	Value ($)
Hong Kong 2.4%
Value Partners Group Ltd. Mutual Fund Management	3,615,000	2,855,682
Vitasoy International Holdings Ltd. Hong Kong Soy Food Brand	4,401,000	8,817,869
Total		11,673,551
India 3.6%
Amara Raja Batteries Ltd. Indian Maker of Auto & Industrial Batteries, Mostly for the Replacement Market	527,518	6,752,047
Credit Analysis & Research Ltd. Credit Rating Agency in India	123,000	2,363,234
GRUH Finance Ltd. Rural & Small Town Mortgage & Home Equity Lending in India	513,016	2,435,805
TVS Motor Co., Ltd. Indian Maker of Scooters, Mopeds, Motorcycles & Three-wheelers	603,779	3,197,199
United Breweries Ltd. Indian Brewer	245,385	2,813,841
Total		17,562,126
Indonesia 0.9%
PT Link Net Tbk Fixed Broadband & CATV Service Provider	5,415,000	2,069,939
PT Media Nusantara Citra Tbk Media Company in Indonesia	19,954,000	2,588,636
Total		4,658,575
Italy 2.2%
Brembo SpA High Performance Auto Braking Systems Supplier	96,664	5,850,820
Industria Macchine Automatiche SpA Food & Drugs Packaging & Machinery	84,000	5,093,144
Total		10,943,964
Japan 21.0%
Aeon Credit Service Co., Ltd. Diversified Consumer-related Finance Company in Japan	221,500	3,923,238
Aeon Mall Co., Ltd. Suburban Shopping Mall Developer, Owner & Operator	447,500	6,288,635
Aica Kogyo Co., Ltd. Laminated Sheets, Building Materials & Chemical Adhesives	131,400	3,459,115
Asahi Intecc Co., Ltd. Medical Guidewires for Surgery	88,000	3,556,931
Common Stocks (continued)
Issuer	Shares	Value ($)
ASKUL Corp. Online & Mail Order Distribution to Businesses and Consumers	68,500	2,338,338
CyberAgent, Inc. Mobile Advertising, Gaming & Media	132,000	3,250,064
Daiseki Co., Ltd. Waste Disposal & Recycling	148,000	3,028,550
DIP Corp. Mobile Temporary Job Information Provider	182,000	3,750,300
Disco Corp. Semiconductor Dicing & Grinding Equipment	31,900	3,856,745
Glory Ltd. Currency Handling Systems & Related Equipment	123,600	3,894,924
Hikari Tsushin, Inc. Office IT/Mobiles/Insurance Distribution	60,500	5,631,831
Istyle, Inc.(a) Cosmetics Review Portal & Retailer	585,900	4,146,836
Japan Airport Terminal Co., Ltd. Airport Terminal Operator at Haneda	56,300	2,034,347
Kintetsu World Express, Inc. Airfreight Logistics	180,600	2,498,711
Milbon Co., Ltd. Hair Products for Salons	65,020	2,456,938
MonotaRO Co., Ltd(a) Online Maintenance, Repair & Operations Goods Distributor in Japan	115,000	2,345,015
Nakanishi, Inc. Dental Tools & Machinery	86,600	3,347,197
NGK Spark Plug Co., Ltd. Automobile Parts	165,300	3,663,833
Nippon Shinyaku Co., Ltd. Pharmaceutical & Orphan Drug Provider	83,000	4,085,294
NOF Corp. Specialty Chemicals, Life Science & Rocket Fuels	379,000	3,635,698
OSG Corp.(a) Consumable Cutting Tools	118,000	2,316,926
Otsuka Corp. One-stop IT Services & Office Supplies Provider	62,000	2,891,944
Santen Pharmaceutical Co., Ltd. Specialty Pharma (Ophthalmic Medicine)	228,600	2,789,222
Seria Co., Ltd. 100 Yen Discount Stores	72,200	4,903,964
Seven Bank Ltd. ATM Processing Services	1,197,000	3,422,672
Sohgo Security Services Co., Ltd. Home & Office Security Services in Japan	87,000	3,339,384

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Wanger International | Annual Report 2016

Portfolio of Investments  (continued)
December 31, 2016
Common Stocks (continued)
Issuer	Shares	Value ($)
Temp Holdings Co., Ltd. Temporary Staffing & Recruiting Agency Services in Japan	189,200	2,925,926
Ushio, Inc. Industrial Light Sources	308,700	3,926,269
Yonex Co., Ltd.(a) Branded Sporting Goods Manufacturer	130,800	6,074,099
Total		103,782,946
Malta 1.3%
Kindred Group PLC European Online Gaming Operator	673,803	6,327,119
Mexico 1.3%
Grupo Aeroportuario del Centro Norte SAB de CV Northern Mexican Airport Operator	661,000	2,845,250
Grupo Aeroportuario del Sureste SAB de CV, ADR(a) Mexican Airport Operator	23,506	3,382,278
Total		6,227,528
Netherlands 1.9%
Aalberts Industries NV Flow Control & Heat Treatment	175,987	5,709,491
Gemalto NV Digital Security Solutions	66,960	3,871,062
Total		9,580,553
New Zealand 0.6%
SKYCITY Entertainment Group Ltd. Casino & Entertainment Complex	1,150,200	3,138,298
Norway 1.0%
Atea ASA Nordic IT Hardware/Software Reseller & Integrator	537,507	4,948,474
Philippines 1.3%
Melco Crown Philippines Resorts Corp.(b) Integrated Resort Operator in Manila	51,759,300	3,927,137
Puregold Price Club, Inc. Supermarket Operator in the Philippines	2,998,900	2,352,670
Total		6,279,807
Singapore 1.3%
Mapletree Commercial Trust Retail & Office Property Landlord	4,718,227	4,545,058
SIIC Environment Holdings Ltd.(b) Waste Water Treatment Operator	4,386,800	1,772,108
Total		6,317,166
Common Stocks (continued)
Issuer	Shares	Value ($)
South Africa 1.1%
Coronation Fund Managers Ltd. South African Fund Manager	524,352	2,682,088
Famous Brands Ltd. Quick Service Restaurant & Cafe Franchise System in Africa	231,106	2,633,687
Total		5,315,775
South Korea 4.3%
KEPCO Plant Service & Engineering Co., Ltd. Power Plant & Grid Maintenance	48,100	2,155,387
Koh Young Technology, Inc. Inspection Systems for Printed Circuit Boards	143,008	5,346,397
Korea Investment Holdings Co., Ltd. Brokerage & Asset Management	101,272	3,509,571
Medy-Tox, Inc. Botulinum Toxin ("Botox") & Dermal Fillers	9,885	2,909,100
Modetour Network, Inc. Travel Services	198,900	4,756,858
Yuhan Corp. Pharmaceutical Manufacturing & Distribution	14,781	2,438,986
Total		21,116,299
Spain 2.7%
Bolsas y Mercados Españoles SHMSF SA Spanish Stock Markets	83,000	2,445,923
Distribuidora Internacional de Alimentacion SA Discount Retailer in Spain & Latin America	523,000	2,568,251
Prosegur Cia de Seguridad SA, Registered Shares Security Guards	932,536	5,830,908
Viscofan SA Sausage Casings Maker	53,000	2,613,784
Total		13,458,866
Sweden 4.2%
Byggmax Group AB Nordic Discount DIY Retail Chain	376,000	2,600,048
Millicom International Cellular SA, SDR Telecoms Operator in Latin America & Africa	74,809	3,196,622
Recipharm AB, B Shares(a) Contract Development Manufacturing Organization	389,377	5,171,407
Sweco AB, Class B Engineering Consultants	264,923	5,239,954
Trelleborg AB, Class B Manufacturer of Sealing, Dampening & Protective Solutions for Industry	238,154	4,686,959
Total		20,894,990

The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Annual Report 2016	11

Portfolio of Investments  (continued)
December 31, 2016
Common Stocks (continued)
Issuer	Shares	Value ($)
Switzerland 0.6%
Inficon Holding AG Gas Detection Instruments	7,961	2,869,181
Taiwan 2.7%
Advantech Co., Ltd. Industrial PC & Components	302,349	2,384,171
PChome Online, Inc. Taiwanese E-commerce Company	217,181	1,900,956
Silergy Corp. Chinese Provider of Analog & Mixed Digital Integrated Circuits	400,000	5,603,307
St. Shine Optical Co., Ltd. Disposable Contact Lens Original Equipment Manufacturer	44,000	839,933
Voltronic Power Technology Corp. Uninterruptible Power Supply Products & Solar Inverters	192,395	2,659,467
Total		13,387,834
Thailand 0.5%
Home Product Center PCL, Foreign Registered Shares Home Improvement Retailer	8,645,000	2,456,928
Turkey 0.6%
Logo Yazilim Sanayi Ve Ticaret AS(b) Enterprise Resource Planning (ERP) Software for Small-midsized Companies	177,655	2,737,687
United Kingdom 13.9%
Abcam PLC Online Sales of Antibodies	558,316	5,271,122
Assura PLC UK Primary Health Care Property REIT	3,732,468	2,635,476
Big Yellow Group PLC UK Self Storage	869,737	7,370,684
Connect Group PLC Newspaper & Magazine Distributor	1,210,014	2,277,840
Domino’s Pizza Group PLC Pizza Delivery in the UK, Ireland & Switzerland	690,000	3,062,021
DS Smith PLC Packaging	508,087	2,551,405
Halma PLC Health & Safety Sensor Technology	535,093	5,919,992
Hastings Group Holdings PLC(c) General Insurance Provider	1,223,613	3,724,712
LivaNova PLC(b) Neuromodulation & Cardiac Devices	86,000	3,867,420
Common Stocks (continued)
Issuer	Shares	Value ($)
Ocado Group PLC(a),(b) Online Grocery Retailer	875,673	2,850,112
Polypipe Group PLC Manufacturer of Plastic Piping & Fittings	916,825	3,659,730
PureCircle Ltd.(b) Natural Sweeteners	609,228	1,877,031
Rentokil Initial PLC Pest Control, Washroom & Workwear Service Provider	1,900,000	5,197,984
Rightmove PLC Internet Real Estate Listings	122,000	5,860,441
Shaftesbury PLC London Prime Retail REIT	460,000	5,150,022
Spirax-Sarco Engineering PLC Steam Systems & Pumps for Manufacturing & Process Industries	56,865	2,926,524
WH Smith PLC Newsprint, Books & General Stationery Retailer	229,513	4,397,655
Total		68,600,171
United States 0.6%
Ultragenyx Pharmaceutical, Inc.(b) Biotech Focused on "Ultra-Orphan" Drugs	42,000	2,953,020
Total Common Stocks (Cost: $415,899,344)		488,669,271

Securities Lending Collateral 4.1%
	Shares	Value ($)
Dreyfus Government Cash Management Fund, Institutional Shares, (7 day yield of 0.450%)(d)	20,185,794	20,185,795
Total Securities Lending Collateral (Cost: $20,185,795)		20,185,795

Money Market Funds 0.9%

JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.445%)	4,716,415	4,716,415
Total Money Market Funds (Cost: $4,716,415)		4,716,415
Total Investments (Cost: $440,801,554)		513,571,481
Obligation to Return Collateral for Securities Loaned		(20,185,795)
Other Assets & Liabilities, Net		1,409,128
Net Assets		$494,794,814

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Wanger International | Annual Report 2016

Portfolio of Investments  (continued)
December 31, 2016
Notes to portfolio of investments
(a)	All or a portion of this security was on loan at December 31, 2016. The total market value of securities on loan at December 31, 2016 was $19,287,402.
(b)	Non-income producing security.
(c)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2016, the value of these securities amounted to $11,441,486 or 2.31% of net assets.
(d)	Investment made with cash collateral received from securities lending activity.
Abbreviation Legend
ADR	American Depositary Receipt
SDR	Swedish Depositary Receipt
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
•	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Committee is responsible for applying the Wanger Advisors Trust’s Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund’s securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2016:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Australia	—	12,805,761	—	—	12,805,761
Belgium	—	4,154,074	—	—	4,154,074
Cambodia	—	4,597,178	—	—	4,597,178
Canada	40,768,862	—	—	—	40,768,862
China	3,928,473	4,133,300	—	—	8,061,773
Denmark	—	12,924,775	—	—	12,924,775
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Annual Report 2016	13

Portfolio of Investments  (continued)
December 31, 2016
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Finland	—	11,384,767	—	—	11,384,767
France	—	10,926,563	—	—	10,926,563
Germany	—	37,814,660	—	—	37,814,660
Hong Kong	—	11,673,551	—	—	11,673,551
India	—	17,562,126	—	—	17,562,126
Indonesia	—	4,658,575	—	—	4,658,575
Italy	—	10,943,964	—	—	10,943,964
Japan	—	103,782,946	—	—	103,782,946
Malta	—	6,327,119	—	—	6,327,119
Mexico	6,227,528	—	—	—	6,227,528
Netherlands	—	9,580,553	—	—	9,580,553
New Zealand	—	3,138,298	—	—	3,138,298
Norway	—	4,948,474	—	—	4,948,474
Philippines	—	6,279,807	—	—	6,279,807
Singapore	—	6,317,166	—	—	6,317,166
South Africa	—	5,315,775	—	—	5,315,775
South Korea	—	21,116,299	—	—	21,116,299
Spain	—	13,458,866	—	—	13,458,866
Sweden	—	20,894,990	—	—	20,894,990
Switzerland	—	2,869,181	—	—	2,869,181
Taiwan	—	13,387,834	—	—	13,387,834
Thailand	—	2,456,928	—	—	2,456,928
Turkey	—	2,737,687	—	—	2,737,687
United Kingdom	3,867,420	64,732,751	—	—	68,600,171
United States	2,953,020	—	—	—	2,953,020
Total Common Stocks	57,745,303	430,923,968	—	—	488,669,271
Securities Lending Collateral	20,185,795	—	—	—	20,185,795
Money Market Funds	4,716,415	—	—	—	4,716,415
Total Investments	82,647,513	430,923,968	—	—	513,571,481
The Fund’s assets assigned to the Level 2 input category are generally valued using a market approach, in which a security’s value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Wanger International | Annual Report 2016

Statement of Assets and Liabilities
December 31, 2016
Assets
Investments, at cost
Unaffiliated issuers, at cost	$440,801,554
Total investments, at cost	440,801,554
Investments, at value
Unaffiliated issuers, at value (including securities on loan: $19,287,402)	513,571,481
Total investments, at value	513,571,481
Foreign currency (identified cost $17,996)	17,997
Receivable for:
Investments sold	445,061
Capital shares sold	466,940
Dividends	626,185
Securities lending income	40,974
Foreign tax reclaims	330,714
Prepaid expenses	11,501
Trustees’ deferred compensation plan	195,627
Total assets	515,706,480
Liabilities
Due upon return of securities on loan	20,185,795
Payable for:
Investments purchased	340,403
Capital shares purchased	19,669
Investment advisory fee	12,876
Transfer agent fees	2
Administration fees	674
Trustees’ fees	1,380
Chief compliance officer expenses	740
Other expenses	154,500
Trustees’ deferred compensation plan	195,627
Total liabilities	20,911,666
Net assets applicable to outstanding capital stock	$494,794,814
Represented by
Paid in capital	418,780,082
Undistributed net investment income	1,437,848
Accumulated net realized gain	1,839,025
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	72,769,927
Foreign currency translations	(32,068)
Total - representing net assets applicable to outstanding capital stock	$494,794,814
Shares outstanding	20,931,772
Net asset value per share	23.64
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Annual Report 2016	15

Statement of Operations
Year Ended December 31, 2016
Net investment income
Income:
Dividends — unaffiliated issuers	$12,967,771
Interest	67
Income from securities lending — net	823,978
Foreign taxes withheld	(1,290,012)
Total income	12,501,804
Expenses:
Investment advisory fee	5,101,567
Transfer agent fees	629
Administration fees	270,579
Trustees’ fees	44,052
Printing and postage fees	224,489
Audit fees	76,903
Legal fees	91,463
Chief compliance officer expenses	57,439
Total expenses	5,867,121
Net investment income	6,634,683
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	6,191,192
Foreign currency translations	(56,245)
Net realized gain	6,134,947
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(19,669,907)
Foreign currency translations	4,602
Net change in unrealized appreciation (depreciation)	(19,665,305)
Net realized and unrealized loss	(13,530,358)
Net decrease in net assets resulting from operations	$(6,895,675)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Wanger International | Annual Report 2016

Statement of Changes in Net Assets
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations
Net investment income	$6,634,683	$7,165,545
Net realized gain	6,134,947	50,062,926
Net change in unrealized appreciation (depreciation)	(19,665,305)	(55,089,693)
Net increase (decrease) in net assets resulting from operations	(6,895,675)	2,138,778
Distributions to shareholders
Net investment income	(6,158,671)	(9,178,114)
Net realized gains	(44,383,757)	(56,072,696)
Total distributions to shareholders	(50,542,428)	(65,250,810)
Decrease in net assets from capital stock activity	(34,395,890)	(17,413,960)
Proceeds from regulatory settlements (Note 6)	—	131,912
Total decrease in net assets	(91,833,993)	(80,394,080)
Net assets at beginning of year	586,628,807	667,022,887
Net assets at end of year	$494,794,814	$586,628,807
Undistributed (excess of distributions over) net investment income	$1,437,848	$(1,515,320)

	Year Ended		Year Ended
	December 31, 2016		December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Subscriptions	374,135	9,287,190	431,818	12,302,455
Distributions reinvested	2,014,153	50,542,428	2,291,751	65,250,810
Redemptions	(3,745,214)	(94,225,508)	(3,377,227)	(94,967,225)
Total net decrease	(1,356,926)	(34,395,890)	(653,658)	(17,413,960)
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Annual Report 2016	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Year Ended December 31,
	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$26.32	$29.07	$34.55	$31.19	$28.79
Income from investment operations:
Net investment income	0.31	0.31	0.36	0.39	0.46
Net realized and unrealized gain (loss)	(0.56)	(0.09)	(1.56)	6.18	5.27
Total from investment operations	(0.25)	0.22	(1.20)	6.57	5.73
Less distributions to shareholders from:
Net investment income	(0.29)	(0.41)	(0.48)	(0.88)	(0.38)
Net realized gains	(2.14)	(2.57)	(3.80)	(2.33)	(2.95)
Total distributions to shareholders	(2.43)	(2.98)	(4.28)	(3.21)	(3.33)
Proceeds from regulatory settlements	—	0.01	—	—	—
Net asset value, end of period	$23.64	$26.32	$29.07	$34.55	$31.19
Total Return	(1.41)%	0.10% (a)	(4.40)%	22.37%	21.56% (b)
Ratios to average net assets
Total gross expenses(c)	1.08% (d)	1.12%	1.05%	1.07%	1.08%
Total net expenses(c)	1.08% (d)	1.12%	1.05%	1.07%	1.05% (e)
Net investment income	1.23%	1.11%	1.10%	1.19%	1.51%
Supplemental data
Portfolio turnover	56%	53%	28%	44%	34%
Net assets, end of period (in thousands)	$494,795	$586,629	$667,023	$784,977	$702,667

Notes to Financial Highlights
(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(b)	Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.
(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(d)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by 0.05%. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.
(e)	The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Wanger International | Annual Report 2016

Notes to Financial Statements
December 31, 2016
Note 1. Organization
Wanger International (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Exchange-traded funds are valued at their closing net asset value as reported on the applicable exchange. A security for which there is no reported sale on the valuation date is valued by comparison of the mean of the latest bid and ask quotations.
Foreign equity securities are generally valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In situations where foreign markets are closed, where a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated, and in the event of significant movement in the trigger index for the statistical fair valuation process established by the Board of Trustees, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.
Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.
Wanger International | Annual Report 2016	19

Notes to Financial Statements  (continued)
December 31, 2016
Fund share valuation
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.
Securities lending
The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund’s lending agent, and borrower rebates. The Fund’s investment manager, Columbia Wanger Asset Management, LLC (the Investment Manager or CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of December 31, 2016, is included in the Statement of Operations.
The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Fund as of December 31, 2016:
	Overnight and continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Wanger International
Securities lending transactions
Equity securities	$19,287,402	$—	$—	$—	$19,287,402
Gross amount of recognized liabilities for securities lending (collateral received)					20,185,795
Amounts due to counterparty					$898,393
20	Wanger International | Annual Report 2016

Notes to Financial Statements  (continued)
December 31, 2016
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2016:
Goldman Sachs ($)
Liabilities
Collateral on securities loaned	20,185,795
Total liabilities	20,185,795
Total financial and derivative net assets	(20,185,795)
Financial instruments	19,287,402
Net amount (a)	(898,393)

(a)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions and investment income
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, exchange traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital may be made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund intends to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, intends to distribute substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. The Fund meets the exception under Internal Revenue Code Section 4982(f) and the Fund expects not to be subject to federal excise tax.
Wanger International | Annual Report 2016	21

Notes to Financial Statements  (continued)
December 31, 2016
Foreign taxes
Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date.
Guarantees and indemnification
In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust’s organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund’s business affairs.
CWAM receives a monthly advisory fee based on the Fund’s average daily net assets at the following annual rates:
Average daily net assets	Annual fee rate
Up to $100 million	1.100%
$100 million to $250 million	0.950%
$250 million to $500 million	0.900%
$500 million to $1 billion	0.800%
$1 billion and over	0.720%
For the year ended December 31, 2016, the effective investment advisory fee rate was 0.943% of the Fund’s average daily net assets.
Administration fees
CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:
Aggregate average daily net assets of the Trust	Annual fee rate
Up to $4 billion	0.050%
$4 billion to $6 billion	0.040%
$6 billion to $8 billion	0.030%
$8 billion and over	0.020%
22	Wanger International | Annual Report 2016

Notes to Financial Statements  (continued)
December 31, 2016
For the year ended December 31, 2016, the effective administration fee rate was 0.050% of the Fund’s average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Fund.
Compensation of board members
Certain officers and trustees of the Trust are also officers of CWAM or Columbia Management. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM or Columbia Management. The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.
Compensation of Chief Compliance Officer
The Board has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of certain of the expenses associated with the office of the Chief Compliance Officer.
Transactions with affiliates
For the year ended December 31, 2016, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $20,103,986 and $5,206,633, respectively. The sale transactions resulted in a net realized gain of $2,691,189.
Transfer agency fees
Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent to the Fund. For its services, the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement from the Fund for certain out-of-pocket expenses.
Distributor
Columbia Management Investment Distributors, Inc. (CMID), a wholly owned subsidiary of Ameriprise Financial, serves as the Fund’s distributor and principal underwriter.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2016, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, derivative investments, trustees’ deferred compensation, foreign currency transactions and former PFIC holdings. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
2,477,156	(2,477,156)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Wanger International | Annual Report 2016	23

Notes to Financial Statements  (continued)
December 31, 2016
The tax character of distributions paid during the years indicated was as follows:
December 31, 2016			December 31, 2015
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income (S)	Long-term capital gains ($)	Total ($)
6,158,671	44,383,757	50,542,428	9,178,114	56,072,696	65,250,810
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2016, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
3,378,443	3,964,687	—	68,896,685
At December 31, 2016, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
444,674,796	95,680,652	(26,783,967)	68,896,685
Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions in the Fund for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2016, were $298,299,551 and $366,176,292, respectively. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Regulatory settlements
During the year ended December 31, 2015, the Fund recorded a receivable of $131,912 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against a third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in Proceeds from regulatory settlements in the Statement of Changes in Net Assets.
Note 7. Line of credit
During the period January 1, 2016 through April 28, 2016, the Trust participated in a revolving credit facility in the amount of $400 million with a syndicate of banks led by JPMorgan Chase Bank, N.A., along with Columbia Acorn Trust, another trust managed by CWAM. Effective April 28, 2016, the credit facility was renewed in the amount of $200 million with a syndicate of banks led by JPMorgan Chase Bank, N.A. Under each facility, interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 1.00%. In addition, a commitment fee of 0.08% (before April 28, 2016) and 0.15% (after April 28, 2016) per annum of the unutilized line of credit is accrued and apportioned among
24	Wanger International | Annual Report 2016

Notes to Financial Statements  (continued)
December 31, 2016
the participating Funds based on their relative net assets. The commitment fee is disclosed as a part of other expenses in the Statement of Operations. The Trust expects to renew this line of credit for one year durations each April at then current market rates and terms.
No amounts were borrowed for the benefit of the Fund under the line of credit during the year ended December 31, 2016.
Note 8. Significant risks
Consumer discretionary sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Industrial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Shareholder concentration risk
At December 31, 2016, two unaffiliated shareholders of record owned 29.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 59.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Wanger International | Annual Report 2016	25

Notes to Financial Statements  (continued)
December 31, 2016
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
26	Wanger International | Annual Report 2016

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Wanger Advisors Trust and Shareholders of Wanger International
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger International (a series of the Wanger Advisors Trust, hereinafter referred to as the "Fund") as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Chicago, IL
February 17, 2017
Wanger International | Annual Report 2016	27

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes in the fiscal year ended December 31, 2016.
Capital gain dividend	Foreign taxes paid	Foreign taxes paid per share	Foreign source income	Foreign source income per share
$4,217,549	$1,072,631	$0.05	$11,857,160	$0.57
Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
28	Wanger International | Annual Report 2016

Board of Trustees and Management of Wanger Advisors Trust
Each trustee may serve a term of unlimited duration. The Trust’s Bylaws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust’s outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office and the principal business occupations of each during at least the last five years, and for the trustees, the number of portfolios in the fund complex they oversee and other directorships they hold, are shown below. Each trustee and officer serves in such capacity for each of the eight series of Columbia Acorn Trust and for each of the three series of Wanger Advisors Trust.
The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds’ Statement of Additional Information includes additional information about the Funds’ trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:
Columbia Wanger Asset Management, LLC
Shareholder Services Group
227 W. Monroe, Suite 3000
800.922.6769
Independent trustees
Name and age at December 31, 2016	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Laura M. Born, 51, Chair	2007	Adjunct Associate Professor of Finance, University of Chicago Booth School of Business since 2007; Director, Carlson Inc. (private global hospitalities and travel company) since 2015; Managing Director – Investment Banking, JP Morgan Chase & Co. (broker-dealer) 2002-2007.	11	None.
Maureen M. Culhane, 68	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007; Vice President (Consultant) – Strategic Relationship Management, Goldman, Sachs & Co., 1999-2005.	11	None.
Margaret M. Eisen, 63	2002	Trustee, Smith College since 2012; Chief Investment Officer, EAM International LLC (corporate finance and asset management), 2003-2013; Managing Director, CFA Institute, 2005-2008.	11	RMB Investors Trust (formerly Burnham Investors Trust) (3 series).
Thomas M. Goldstein, 57	2014	Retired. Formerly, Chief Financial Officer, Allstate Protection Division, 2011-2014; Founding Partner, The GRG Group LLC, 2009-2011; Managing Director and Chief Financial Officer, Madison Dearborn Partners, 2007-2009.	11	Federal Home Loan Bank – Chicago; Federal Home Loan Mortgage Corporation.
John C. Heaton, 57	2010	Deputy Dean for Faculty, University of Chicago Booth School of Business; Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since July 2000.	11	None.
Wanger International | Annual Report 2016	29

Board of Trustees and Management of Wanger Advisors Trust  (continued)
Independent trustees  (continued)
Name and age at December 31, 2016	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Charles R. Phillips, 60	2015	Retired. Director, University of North Carolina School of Law Foundation since 2010. Formerly, Vice Chairman, J.P. Morgan Private Bank, 2011-2014; Managing Director, J.P. Morgan Private Bank, 2001-2011.	11	None.
David J. Rudis, 63, Vice Chair	2010	Retired. Formerly, National Checking and Debit Executive, and Illinois President, Bank of America, 2007-2009; President, Consumer Banking Group, LaSalle National Bank, 2004-2007.	11	None.
Interested trustee affiliated with Investment Manager
Name and age at December 31, 2016	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
P. Zachary Egan, 48 (2)	2015	President, CWAM and President, Columbia Acorn Trust and Wanger Advisors Trust since April 2014; Global Chief Investment Officer, CWAM since October 2015; International Chief Investment Officer, CWAM, April 2014-September 2015; Director of International Research, CWAM, December 2004-March 2014; Vice President of Columbia Acorn Trust, 2003-2014, and Wanger Advisors Trust, 2007-2014; portfolio manager and analyst, CWAM or its predecessors, since 1999.	11	None.
Ralph Wanger, 82 (3)	1970 (4)	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992-September 2003; Director, Wanger Investment Company PLC; Consultant to CWAM or its predecessors, September 2003-September 2005.	11	None.
(1)	The Trustees oversee the series of Wanger Advisors Trust and Columbia Acorn Trust.
(2)	Mr. Egan is an "interested person" of Wanger Advisors Trust and Columbia Acorn Trust, and of CWAM, as defined in the 1940 Act, because he is an officer of each Trust and an employee of CWAM.
(3)	As permitted under the Trust’s Bylaws, Mr. Wanger serves as a non-voting Trustee Emeritus of Columbia Acorn Trust and Wanger Advisors Trust.
(4)	Dates prior to 1992 relate to the Acorn Fund, Inc., the predecessor trust to Columbia Acorn Trust.
30	Wanger International | Annual Report 2016

Board of Trustees and Management of Wanger Advisors Trust  (continued)
Fund officers
Name and age at December 31, 2016	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Alan G. Berkshire, 56	Vice President	2015	Chief Operating Officer, CWAM since April 2015. Formerly, Independent Director, ValueQuest India Moat Fund Limited (Mauritius), April 2014-March 2015; President – North America, Religare Global Asset Management, Inc., June 2011-November 2013; Partner, Estancia Capital Management LLC, September 2009-June 2011.
Michael G. Clarke, 47	Assistant Treasurer	2004	Vice President – Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; Senior officer of Columbia funds and affiliated funds since 2002.
William J. Doyle, 52	Vice President	2014	Portfolio manager and/or analyst, CWAM or its predecessors since 2006; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2014.
P. Zachary Egan, 48	President	2007	President, CWAM and President, Columbia Acorn Trust and Wanger Advisors Trust since April 2014; Global Chief Investment Officer, CWAM since October 2015; International Chief Investment Officer, CWAM, April 2014-September 2015; Director of International Research, CWAM, December 2004-March 2014; Vice President of Columbia Acorn Trust, 2003-2014, and Wanger Advisors Trust, 2007-2014; portfolio manager and analyst, CWAM or its predecessors, since 1999.
David L. Frank, 53	Vice President	2014	Portfolio manager and/or analyst, CWAM or its predecessors since 2002; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2014.
Paul B. Goucher, 48	Assistant Secretary	2015	Senior Vice President and Assistant General Cousel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively, and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Counsel and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Fritz Kaegi, 45	Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.
John Kunka, 46	Vice President, Treasurer and Principal Accounting and Financial Officer	2006	Treasurer and Principal Accounting and Financial Officer, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Vice President of Accounting and Operations, CWAM since May 2006; formerly, Assistant Treasurer, Columbia Acorn Trust and Wanger Advisors Trust 2006-2014.
Stephen Kusmierczak, 49	Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.
Joseph C. LaPalm, 47	Vice President	2006	Chief Compliance Officer, CWAM since 2005.
Ryan C. Larrenaga, 46	Assistant Secretary	2015	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel, May 2010-August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia funds and affiliated funds since 2005.
Matthew A. Litfin, 45	Vice President	2016	Director of Research (U.S.) and portfolio manager, CWAM since December 2015; formerly, portfolio manager, William Blair & Company 1993-2015; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2016.
Satoshi Matsunaga, 45	Vice President	2015	Portfolio manager and/or analyst, CWAM or its predecessors since 2005; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2015.
Wanger International | Annual Report 2016	31

Board of Trustees and Management of Wanger Advisors Trust  (continued)
Fund officers  (continued)
Name and age at December 31, 2016	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Thomas P. McGuire, 44	Chief Compliance Officer	2015	Chief Compliance Officer of the Columbia family of mutual funds for which Columbia Management Investment Advisers, LLC serves as investment adviser since 2012; Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Louis J. Mendes III, 52	Vice President	2003	International Director of Research, CWAM, since 2015; portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.
Julian Quero, 49	Assistant Treasurer	2015	Vice President – Tax, Columbia Management Investment Advisers, LLC since 2009.
Martha A. Skinner, 42	Assistant Treasurer	2016	Vice President of Financial Reporting and Administration, Columbia Management since November 2015; Director of Financial Reporting, Columbia Management, April 2013-November 2015; Manager of Financial Reporting, Columbia Management, August 2010-April 2013.
Matthew S. Szafranski, 39	Vice President	2015	Portfolio manager and/or analyst, CWAM or its predecessors since 2008; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2015.
Andreas Waldburg-Wolfegg, 51	Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2002; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.
Linda Roth-Wiszowaty, 47	Secretary	2006	Business support analyst, CWAM since April 2007; Secretary, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Assistant Secretary, Columbia Acorn Trust and Wanger Advisors Trust, 2006-2014.
32	Wanger International | Annual Report 2016

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Additional Information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Wanger Asset Management, LLC
227 West Monroe, Suite 3000
Chicago, IL 60606
888.4.WANGER
(888.492.6437)
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Wanger International | Annual Report 2016	35

Wanger International
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For variable fund and variable contract prospectuses, which contain this and other important information, including the fees and expenses imposed under your contract, investors should contact their financial advisor or insurance representative. Read the prospectus for the Fund and your variable contract carefully before investing. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by Columbia Wanger Asset Management, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
C-1456 AN (2/17)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Thomas Goldstein, a member of the registrant’s Board of Trustees and Audit Committee, qualifies as an audit committee financial expert. Mr. Goldstein is an independent trustee, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2016 and December 31, 2015 are approximately as follows:

2016	2015
$81,800	$99,800

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2016 and December 31, 2015 are approximately as follows:

2016	2015
$6,500	$16,900

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2016 and 2015, Audit-Related Fees consist of agreed-upon procedures performed for other audit-related additional testing.

During the fiscal years ended December 31, 2016 and December 31, 2015, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2016 and December 31, 2015 are approximately as follows:

2016	2015
$44,000	$34,700

Tax Fees incurred in both fiscal years 2016 and 2015 relate to the review of annual tax returns, the review of required shareholder distribution calculations and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2016 also includes Tax Fees for agreed upon procedures related to a fund merger and review of a final tax return.

During the fiscal years ended December 31, 2016 and December 31, 2015, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2016 and December 31, 2015 are as follows:

2016	2015
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2016 and December 31, 2015 are approximately as follows:

2016	2015
$225,000	$225,000

In both fiscal years 2016 and 2015, All Other Fees primarily consist of professional services rendered for internal control reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The policy of the registrant’s Audit Committee is to specifically pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant’s independent auditor to the registrant and individual funds (collectively “Fund Services”) and (ii) all non-audit services provided by the registrant’s independent auditor to the funds’ adviser or a control affiliate of the adviser, that relate directly to the funds’ operations and financial reporting (collectively “Fund-related Adviser Services”). A “control affiliate” is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term “adviser” is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

If such Fund Services or Fund-related Adviser Services are required during the period between the Audit Committee’s regularly scheduled meetings, the Chairman of the Audit Committee has the authority to pre-approve the service, with reporting to the full Audit Committee at the next regularly scheduled meeting.

The Audit Committee will waive pre-approval of Fund Services or Fund-related Adviser Services provided that the requirements under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2016 and December 31, 2015 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2016 and December 31, 2015 are approximately as follows:

2016	2015
$275,500	$276,600

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Wanger Advisors Trust

By (Signature and Title)	/s/ P. Zachary Egan
P. Zachary Egan, President and Principal Executive Officer

Date	February 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ P. Zachary Egan
P. Zachary Egan, President and Principal Executive Officer

Date	February 21, 2017

By (Signature and Title)	/s/ John M. Kunka
John M. Kunka, Treasurer and Principal Accounting and Financial Officer

Date	February 21, 2017